UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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DOMINI INSTITUTIONAL TRUST

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DOMINI INSTITUTIONAL SOCIAL EQUITY FUND

536 Broadway, 7th Floor

New York, New York 10012

Telephone: (800) [XXX-XXXX]

June 15, 2006

Dear Shareholder:

Thank you for you for your investment in the Domini Institutional Social Equity Fund, and for your continuing commitment to the kind of future that provides universal human dignity.

I am writing today to request your vote for a number of important proposals concerning the management of the Domini Institutional Social Equity Fund.

Please read through this proxy statement carefully. We have made an effort to write as much of this material in plain English as possible, and also prepared a brief overview section to assist you as you make your decision. We hope that you find it helpful.

This package contains the following materials necessary to place your vote:

•	Table of Contents: provided to reference the location of each of these documents.
•	Overview of Proxy Statement: presented in a question and answer format to provide you with a basic understanding of what you are being asked to decide.
•	Notice of Special Meeting: provides the date and location of a Special Meeting of Shareholders of the Fund, as well as the proposals to be considered at the meeting.
•	Proxy Statement: describes the proposals that will be considered at the meeting, and contains more detailed information about each proposal.

The Special Meeting will be held on August 15, 2006, at 11:00 a.m., Eastern Time, at the offices of Bingham McCutchen LLP, 150 Federal Street, 16th Floor, Boston, Massachusetts. You are receiving this proxy statement because you were a shareholder of the Domini Institutional Social Equity Fund on June 1, 2006, and are entitled to vote.

I certainly understand your temptation to set this proxy aside for another day, or to simply ignore it altogether. I strongly encourage you to resist this temptation. You will save Fund shareholders additional costs if you vote promptly. Your vote is important, and voting only takes a few minutes. If the Fund does not receive your vote, its proxy solicitor, DF King, may contact you to help you cast your vote.

You are not required to attend the Special Meeting in order to cast your vote. You may use one of three options to vote your proxy. Please read the enclosed materials and then cast your vote as follows:

•	Mail: Complete, sign and return the enclosed card in the enclosed postage-paid envelope, or
•	Phone: Call the toll-free number printed on your proxy card and follow the instructions, or
•	Online: Visit www.proxyvote.com and follow the instructions.

Each shareholder will cast one vote for each dollar of net asset value they hold (number of shares owned multiplied by the net asset value per share).

The Fund’s Board of Trustees has carefully reviewed these proposals and has determined that they are fair and reasonable and in shareholders’ best interests. The Fund’s Board of Trustees is composed of seven individuals, six of whom are unaffiliated with Domini Social Investments LLC, the manager and administrator of the Fund. Their job is to protect your interests as a shareholder. The Board recommends that you vote “For” each of these proposals.

Your vote is important. Please take a moment now to vote by completing and mailing your proxy card, calling the toll-free number printed on your proxy card, or visiting www.proxyvote.com. If you choose to vote by mail, please be sure to sign your proxy card and return it in the enclosed postage-paid envelope. If you have any questions regarding the issues to be voted on, or need assistance in completing your proxy card, please call 1-800-[XXX-XXXX].

Thank you in advance for your participation in this important process.

Sincerely yours,

Amy L. Domini

Chair and President

TABLE OF CONTENTS

Page

Overview of Proxy Statement

Notice of Special Meeting

Proxy Statement

Part 1.	Overview

Part 2.	Information Regarding Voting and the Special Meeting

Part 3.	The Proposals

Proposal 1.	To elect a Board of Trustees

Proposal 2. To approve a new Management Agreement with Domini Social Investments LLC

Proposal 3. To approve a Submanagement Agreement with Wellington Management Company, LLP

Proposal 4. To authorize Fund Trustees to select and change submanagers and enter into submanagement agreements without the approval of shareholders

Part 4.	Information Regarding the Fund

Exhibits

Exhibit A -	Nominating Committee Charter	A-1

Exhibit B -	Proposed Management Agreement with Domini Social Investments LLC	B-1

Exhibit C -	Information Regarding Mutual Funds Submanaged by Wellington Management Company, LLP	C-1

Exhibit D -	Proposed Submanagement Agreement with Wellington Management Company, LLP	D-1

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OVERVIEW OF PROXY STATEMENT

A Special Meeting of Shareholders of the Domini Institutional Social Equity Fund (the “Fund”) will be held at Bingham McCutchen LLP, 150 Federal Street, 16th Floor, Boston, Massachusetts, on August 15, 2006, at 11:00 am, Eastern Time, for the purposes described in this proxy statement.

We encourage you to read this proxy statement carefully before casting your vote. We have prepared the following questions and answers to help make your decision easier. If you have any further questions, please feel free to call us at 1-[XXX-XXXX].

Q.

Why are shareholders of the Domini Institutional Social Equity Fund being asked to approve a new Management Agreement with Domini Social Investments LLC (Proposal 2) and a Submanagement Agreement with Wellington Management Company, LLP (Proposal 3)?

A.

Currently, the Domini Institutional Social Equity Fund is a passively managed index fund. It must continue to invest in the stocks of the companies included in the Domini 400 Social IndexSM (“the “Index”) in exactly the same proportion as the Index, regardless of how the Index is performing. Management cannot shift the Fund’s portfolio concentration from one industry to another or from one stock to another, to enhance performance.

Domini Social Investments LLC (“Domini”), the Fund’s investment manager, believes that shareholders would be better served by an active investment strategy. An active investment strategy would provide management with the flexibility to adjust the portfolio as market conditions change. The Fund will continue to seek to provide shareholders with long-term total return.

Domini believes that an active investment strategy will allow the Fund to more effectively capitalize on the strengths of social and environmental screening. Domini’s analysis of the long-term track record of the Fund demonstrates that social and environmental analysis has led to strong individual stock selection. Domini believes that social and environmental standards help to identify companies that are led by forward-looking management teams, with positive corporate cultures, and that these companies make better long-term investments. A passive investment strategy, however, limits the Fund’s ability to capitalize on this stock selection advantage, because it requires that the Fund invest in the stocks of all of the companies included in the Index, in exactly the same proportion as the Index.

Domini and Wellington Management Company, LLP (“Wellington Management”) have developed a strategy that is designed to combine the strength of Domini’s social and environmental standards with Wellington Management’s quantitative investment analysis. Domini believes that this new approach will generate positive financial returns to shareholders, while remaining consistent with the Fund’s unwavering commitment to socially responsible investing.

In order to effect this new strategy, Fund shareholders are being asked to approve a new management agreement with Domini, which includes an increase in fees, and the submanagement agreement with Wellington Management, in each case as discussed below.

There is no guarantee that the Fund will be able to achieve its investment objective. The Fund is subject to market risks, and is not insured. Actively managed funds carry different risks than index funds, including the risk that higher portfolio turnover may generate higher taxable

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distributions to shareholders. There is also a risk that the quantitative model that the submanager uses to select stocks may fail to produce the intended results.

Q.	If the new Management Agreement with Domini is approved, will shareholders of the Domini Institutional Social Equity Fund pay higher expenses?

A.

Yes. Because Domini will need to pay more in submanagement fees and will be providing additional services with respect to the management of the Fund, Domini is proposing to increase its fees. This will result in an increase in the expenses that shareholders will pay. Domini believes that the new active investment strategy it is proposing will result in enhanced financial returns to shareholders and that the proposed expenses are fair and reasonable. The proposed expenses to shareholders are lower than the industry average.

Please note that if the new management agreement and the submanagement agreement with Wellington Management are approved, Domini will contractually agree to cap expenses for the Fund to until at least November 30, 2007 (subject to annual renewal) so that the Fund’s expenses, net of waivers and reimbursements, will not exceed, on a per annum basis, 0.65% of its average daily net assets, absent an earlier modification by the Board of Trustees.1

The Board of Trustees has carefully reviewed a comparison between the proposed fees (both before and after giving effect to the proposed expense cap) and the fees of similar funds and how the increase in fees would impact Domini’s overall profitability. In addition, during its review of the submanagement agreement between Domini and Wellington Management (the subject of Proposal 3), the Board evaluated Wellington Management’s fees and the fees other funds of comparable size pay for submanagement services. A more complete discussion of the factors considered by the Board of Trustees is provided in Part 3 of the Proxy Statement.

The Board of Trustees has determined that the proposed fees are fair and reasonable to Fund shareholders. In its review, the Board noted that the proposed expenses to shareholders are below the industry average of the relevant peer group.

Q.	Why are shareholders of the Domini Institutional Social Equity Fund being asked to approve the submanagement agreement with Wellington Management Company, LLP?

A.

In order to effect the change in strategy discussed above, Wellington Management is being proposed as the new submanager of the Domini Social Equity Trust (the fund in which the Fund invests substantially all of its assets). If the new management agreement and the submanagement agreement with Wellington Management are approved, Wellington Management will replace SSgA Funds Management, Inc. as the submanager of the Domini Social Equity Trust on November 30, 2006.

As of March 31, 2006, Wellington Management managed approximately $550 billion in assets, and has been in operation for more than 70 years. Wellington Management is the submanager of the Domini European Social Equity Trust.

1/ If Domini did not cap expenses, the total expense ratio for the Fund would be 0.81%

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The Board of Trustees carefully reviewed Wellington Management’s capabilities and track record and unanimously approved its selection. Domini and the Board believe that Wellington Management will be able to provide the Domini Social Equity Trust with strong, long-term service.

Q.	What role will Wellington Management Company, LLP have in managing the Domini Social Equity Trust?

A.

As submanager for the Domini Social Equity Trust, Wellington Management will employ an active investment strategy seeking to provide shareholders with long-term total return by investing primarily in stocks of U.S. companies that meet a set of social and environmental standards as applied by Domini.

Subject to Domini’s social and enviromental standards, Wellington Management will seek to add value using a diversified quantitative stock selection approach, while managing risk through portfolio construction. Wellington Management will seek to invest in stocks it believes are undervalued by the market and whose technical and fundamental momentum attributes are attractive.

Domini will maintain exclusive control over the application of its social and environmental standards to the Fund’s portfolio.

Q.	Why are shareholders of the Fund being asked to authorize the Trustees to select and change submanagers and enter into submanagement agreements in the future without the approval of shareholders?

A.

The intention of this proposal is to provide the Trustees the flexibility to change the Fund’s submanager in the future, should this be deemed necessary, without having to go through the substantial time and expense of a shareholder proxy. Approval of this proposal will facilitate the efficient supervision and management of the Fund by Domini and the Trustees. Any proposed submanager changes would still need to be reviewed and approved by the Trustees. This proposal would not give Domini the authority to replace a submanager without Trustee approval.

In addition to shareholder approval of Proposal 4, the Fund will need to obtain exemptive relief from the Securities and Exchange Commission for its Trustees to be able to select and change investment submanagers and enter into investment submanagement agreements in the future without shareholder approval.

Please note that this proposal would not permit the Trustees to replace Domini Social Investments LLC as the investment manager of the Fund without complying with the Investment Company Act of 1940 and applicable regulations governing shareholder approval of investment advisory contracts.

Q.	How do I vote?

A.	You can vote one of four ways:

1	Mail: Complete, sign and mail your proxy card using the enclosed postage-paid envelope.

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2	Phone: Call the toll-free number printed on your proxy card and follow the instructions
3	Online: Visit www.proxyvote.com and follow the instructions
4	In person at the Special Meeting of Shareholders

Q.	What is the role of the Board of Trustees?

A.

The Board of Trustees has the important responsibility of protecting your interests as a Fund shareholder. One board consisting of seven individuals, six of whom are “independent”, oversees the operations of the Fund. The Trustees act as your representatives, and base their decisions on your best interests as a Fund shareholder. In addition, the independent Trustees are represented by independent legal counsel to provide counsel and guidance in connection with determining the best interests of shareholders.

Proposal 1 seeks your approval of the current Board of Trustees. You may read their biographies and learn more about the Board in Part 2 of this proxy statement.

Q.	How does the Board of Trustees recommend that I vote?

A.

The Board of Trustees has carefully reviewed each of the proposals presented in this proxy statement, and unanimously recommends that shareholders vote FOR each proposal on the enclosed proxy card(s). A discussion of the factors that the Trustees considered before granting their approval is included in Part 2 of this proxy statement.

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DOMINI INSTITUTIONAL SOCIAL EQUITY FUND

536 Broadway, 7th Floor

New York, New York 10012

Telephone: (800) [XXX-XXXX]

www.domini.com

NOTICE OF SPECIAL MEETING

OF SHAREHOLDERS

To be held Tuesday, August 15, 2006

A Special Meeting of Shareholders of the Domini Institutional Social Equity Fund (the “Fund”) will be held at Bingham McCutchen LLP, 150 Federal Street, 16th Floor, Boston Massachusetts, on Tuesday, August 15, 2006, at 11:00 am, Eastern Time, for the purposes listed below.

Please review the proposals listed below carefully and be sure to vote on each proposal. For more complete information on the proposals, please refer to the proxy statement included in this package.

Proposal 1.	To elect a Board of Trustees.

Proposal 2.	To approve a new Management Agreement between the Domini Social Equity Trust and Domini Social Investments LLC.

Proposal 3.	To approve a Submanagement Agreement for the Domini Social Equity Trust between Wellington Management Company, LLP and Domini Social Investments LLC.

Proposal 4.	To authorize the Trustees to select and change submanagers and enter into submanagement agreements without the approval of shareholders.

Shareholders may consider and vote upon such other business as may properly come before the Special Meeting of Shareholders and any adjournments or postponements of the Special Meeting.

The Board of Trustees of the Fund recommends that you vote “FOR” each proposal.

Only Fund shareholders of record on June 1, 2006, will be entitled to vote at the Special Meeting of Shareholders and at any adjournments or postponements thereof.

Carole M. Laible, Treasurer

June 15, 2006

YOUR VOTE IS IMPORTANT. If you promptly vote, sign, and return the enclosed proxy card(s), you will help Fund shareholders avoid the additional expense of a second solicitation. The enclosed postage-paid envelope requires no postage and is provided for your convenience. You may also vote by calling the toll-free number on the enclosed proxy card(s), or by visiting the web site address listed on the enclosed proxy card(s).

DOMINI INSTITUTIONAL SOCIAL EQUITY FUND

536 Broadway, 7th Floor

New York, New York 10012

Telephone: (800) [XXX-XXXX]

PROXY STATEMENT

This proxy statement is being furnished to you in connection with the solicitation of proxies by the Board of Trustees of the Domini Institutional Social Equity Fund (the “Fund”) for use at a Special Meeting of Shareholders of the Fund, or any adjournment or postponement thereof, to be held at Bingham McCutchen LLP, 150 Federal Street, 16th Floor, Boston, Massachusetts 02110, on Tuesday, August 15, 2006, at 11:00 am, Eastern Time, for the purposes set forth in the accompanying Notice of Special Meeting.

The Fund’s Annual Report for the fiscal year ended July 31, 2005, including audited financial statements, and Semi-Annual Report for the period ended January 31, 2006, has previously been sent to shareholders. Both reports are available without charge by written request to Domini Funds, 536 Broadway, 7th Floor, New York, New York, 10012, by calling Domini at 1-212-217-1100, or by downloading the reports from our website at www.domini.com/Institutional-Services.

This proxy statement is divided into the following four parts:

Part 1.	Overview.	Pages [____]

Part 2.	The Proposals.	Pages [____]

Part 3.	Information Regarding Voting and the Special Meeting.	Pages [____]

Part 4.	Information Regarding the Fund.	Pages [____]

This proxy statement and the enclosed proxy card(s) were first mailed to shareholders on or about June 15, 2006.

PART 1.	OVERVIEW.

The Board of Trustees of the Fund has called a Special Meeting of Shareholders for the purposes described in the accompanying Notice of Special Meeting and as summarized below. The purpose of this proxy statement is to provide you with additional information regarding the proposals to be voted on at the meeting and to request your vote in favor of the proposals.

Master/Feeder Fund Structure

The Domini Institutional Social Equity Fund is one of several “feeder funds” in a “master/feeder” fund structure. This means that the Fund does not invest directly in a portfolio of securities. Instead, it seeks to achieve its investment objective by investing in a “master fund” that has the same investment objective and policies. Accordingly, the Fund invests substantially all of its assets in the Domini Social Equity Trust (the “Master Fund”).

The Master Fund has asked its investors, including each feeder fund, to vote on certain matters at a meeting of that Master Fund’s investors. Under applicable law, the Fund, when asked to vote on matters as an investor in the Master Fund, must either seek instructions from Fund shareholders and vote in accordance with those instructions, or vote its interest in the Master Fund in the same proportion as the vote of all other investors in the Master Fund. Fund shareholders are being asked to vote on certain proposals described in this proxy statement because the Board of Trustees has decided to seek instructions from the shareholders of each of the feeder funds, including the Domini Institutional Social Equity Fund, on how to vote on these matters. This in effect allows the Fund shareholders to have the same voting rights as if they were direct investors in the Master Fund.

Because there are investors in the Master Fund besides the Fund, it is possible that a Proposal concerning the Master Fund will not be approved by the requisite vote, even if the Proposal is approved by a majority of the outstanding voting securities of the Fund. It is also possible that a Proposal concerning the Master Fund will be approved by the requisite vote, even if the Proposal is not approved by a majority of the outstanding voting securities of the Fund.

Summary of Proposals

Proposal 1.	Election of Trustees.

The Fund is proposing that you elect Amy L. Domini, Julia Elizabeth Harris, Kirsten S. Moy, William C. Osborn, Karen Paul, Gregory A. Ratliff and John L. Shields as Trustees of the Fund. The Domini Institutional Social Equity Fund, as an investor in the Master Fund, is also asking its shareholders to vote in favor of the election of the same individuals to serve as Trustees of that Master Fund. Each of the nominees is currently a Trustee of the Fund and the Master Fund. See Proposal 1 in Part 2 of this proxy statement for more information.

Proposal 2.	To approve a new Management Agreement between the Domini Social Equity Trust and Domini Social Investments LLC.

Currently, the Domini Social Equity Trust (the Master Fund in which the Fund invests) is passively managed. Domini believes that shareholders would be better served if management pursued an active investment strategy. An active investment strategy would provide management with the flexibility to buy and sell securities as market conditions change. Because of the increased expenses that Domini will need to pay if the Master Equity Fund pursues an active investment strategy, Domini has determined it is necessary to increase its management fee. Domini believes that the proposed new strategy will result in enhanced financial returns to shareholders and that the proposed new management fee is fair and reasonable.

Shareholders are being asked to approve a new Management Agreement that will reflect the proposed increase in the management fee. Other than the increased management fee, the new Management Agreement is the same as the Management Agreement currently in effect. See Proposal 2 in Part 2 of this proxy statement for more information.

Proposal 3.	To approve a Submanagement Agreement for the Domini Social Equity Trust between Wellington Management Company, LLP and Domini Social Investments LLC.

In order to execute the change from a passive investment strategy to an active investment strategy, Wellington Management is being proposed as the new submanager of the Domini Social Equity Trust. Domini and Wellington Management have developed a strategy that is designed to combine the strength of Domini’s social and environmental standards with Wellington Management’s quantitative analysis.

Shareholders are asked to approve a submanagement agreement with Wellington Management. If the new Management Agreement and submanagement agreement with Wellington Management are approved, they will go into effect on November 30, 2006. See Proposal 3 in Part 2 of this proxy statement for more information.

Proposal 4.	To authorize the Trustees to select and change investment submanagers and enter into investment submanagement agreements without the approval of shareholders.

The Investment Company Act of 1940, as amended (the “1940 Act”) requires that all investment management and submanagement contracts be approved by shareholders. The Securities and Exchange Commission (the “SEC”) has previously provided exemptions from the requirement that shareholders approve of submanagement contracts as long as certain conditions are satisfied, including shareholder approval of this proposal.

If this proposal is approved and the Fund obtains similar exemptive relief from the SEC, the Trustees will be able to select and change investment submanagers without obtaining the approval of shareholders. The Trustees will not, however, be able to replace Domini as the investment manager without complying with the 1940 Act and applicable regulations governing shareholder approval of investment management contracts. Any proposed submanager changes will still need to be reviewed and approved by the Trustees.

The Master Fund is also asking its investors to vote on this matter. By voting in favor of Proposal 4, shareholders of the Domini Institutional Social Equity Fund will be authorizing the Fund to vote in favor of this matter at the meeting of the Master Fund’s investors. See Proposal 4 in Part 2 of this proxy statement for more information.

PART 2.     THE PROPOSALS.

Proposal 1.	To elect the Board of Trustees

You are being asked to elect a Board of Trustees of the Fund. The nominees for the Board of Trustees of the Fund are Amy L. Domini, Julia Elizabeth Harris, Kirsten S. Moy, William C. Osborn, Karen Paul, Gregory A. Ratliff, and John L. Shields. All nominees are currently Trustees of the Fund. As reflected in the table below, six of the seven nominees are not “interested persons” within the meaning of the 1940 Act and are sometimes referred to in this proxy statement as “Independent Trustees”. As discussed below, the Board maintains an audit and nominating committee, both of which consist entirely of Independent Trustees. The Board includes five women or minorities (without double counting).

At a meeting of the Master Fund’s investors, the Domini Institutional Social Equity Fund will be asked to elect the same nominees as Trustees of the Master Fund. By voting for any of the nominees to the Board of Trustees of the Fund, shareholders of the Fund will be authorizing the Fund to vote for that nominee at the meeting of the Master Fund’s investors.

Neither the Fund nor the Master Fund holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is elected or until he or she retires, resigns, dies, or is removed from office. Under the Declaration of Trust for the Fund and the Master Fund, the number of trustees has been fixed at eight. Mr. Frederick C. Williamson Sr. retired from the Board effective May 1, 2006. Proxies cannot be voted for a greater number of persons than the number of nominees named. The Board of Trustees of the Fund and the Master Fund has adopted a policy governing the tenure and retirement of the Independent Trustees. Under this policy, each Independent Trustee will serve for ten years. New Trustees shall be added every five years. The policy provides that Mr. Osborn and Ms. Paul will retire in 2010 and be replaced by two new trustees that will serve a ten year term; two of Ms. Harris, Ms. Moy and Mr. Ratliff will retire in 2015 and be replaced by two new trustees that will serve a ten year term; and Mr. Shields and the Trustee out of the group of Ms. Harris, Ms. Moy and Mr. Ratliff who did not retire in 2015 will retire in 2017 and be replaced by two trustees who will serve a ten year term.

In addition to serving as Trustees and officers of the Fund and Master Fund, each Trustee and officer also serves in the same capacity for the Domini Social Equity Fund, the Domini Social Equity Portfolio, the Domini European Social Equity Fund, the Domini European Social Equity Portfolio and the Domini Social Bond Fund (which funds, collectively with the Fund and the Master Fund, are referred to herein as the “Domini Funds” or the “Domini Family of Funds”).

No Trustee or officer is a director of a public company or a registered investment company other than, with respect to the Trustees, the Domini Funds. Each of the nominees has consented to being named in this proxy statement and to serving on the Board of Trustees if elected.

The following table presents information about each Trustee and each officer of the Fund and the Master Fund as of May 1, 2006. Asterisks indicate those trustees and officers who are “interested persons” (as defined in the 1940 Act) of the Fund and the Master Fund. Each Trustee and officer noted as an interested person is interested by virtue of his or her position with Domini Social Investments LLC, as described below. Unless otherwise indicated below, the address of each Trustee and officer is 536 Broadway, 7th Floor, New York, NY 10012.

Trustees and Officers

Name	Position(s) Held with the Fund and Master Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Domini Funds Overseen by Trustee	Other Directorships Held (1)
Interested Trustee and Officer:
Amy L. Domini* Age: 56	Chair, Trustee, and President of the Fund and the Master Fund since 1990

CEO (since 2002), President (2002-June 2005), and Manager (since 1997), Domini Social Investments LLC; Manager, DSIL Investment Services LLC (since 1998); Manager, Domini Holdings LLC (holding company) (since 2002); Tom’s of Maine, Inc. (natural care products) (2004); Board Member, Progressive Government Institute (nonprofit education on executive branch of the federal government) (since 2003); Board Member, Financial Markets Center (nonprofit financial markets research and education resources provider) (2002-2004); Trustee, New England Quarterly (periodical) (since 1998); Trustee, Episcopal Church Pension Fund (since 1994); CEO, Secretary, and Treasurer, KLD Research & Analytics, Inc. (social research provider) (1990-2000); Private Trustee, Loring, Wolcott & Coolidge Office (fiduciary) (since 1987).

			8	None

Independent Trustees:
Julia Elizabeth Harris Age: 57	Trustee of the Fund and the Master Fund since 1999	Director and President, Alpha Global Solutions, LLC (agribusiness) (since 2004); Trustee, Fiduciary Trust Company (financial institution) (since 2001); Vice President, UNC Partners, Inc. (financial management) (since 1990).	8	None
Kirsten S. Moy Age: 58	Trustee of the Fund and the Master Fund since 1999	Board Member, Community Reinvestment Fund (since 2003); Director, Economic Opportunities Program, The Aspen Institute (research and education) (since 2001); Director, NCB Development Corp. (Since 2006); Consultant on Social Investments, Equitable Life/AXA (1998-2001); Project Director, Community Development Innovation and Infrastructure Initiative (research) (1998-2001).	8	None
William C. Osborn Age: 61	Trustee of the Fund since 1990 Trustee of the Master Fund since 1997	Manager, Massachusetts Green Energy Fund Management 1, LLC (venture capital) (since 2004); Manager, Commons Capital Management LLC (venture capital) (since 2000); Special Partner/Consultant, Arete Corporation (venture capital) (since 1999); Director, CTP Hydrogen, Inc. (since 2005); Director, World Power Technologies, Inc. (power equipment production) (1999-2004); Director, Investors’ Circle (socially responsible investor network) (1999-2004).	8	None

Karen Paul Age: 61	Trustee of the Fund since 1990 Trustee of the Master Fund since 1997	Professor of Management and International Business, Florida International University (since 1990); Visiting Professor, Escuela Graduado Administración Dirección Empresas, Instituto Tecnológico y de Estudios Superiores de Monterrey (2004); Professor, Catholic University of Bolivia (2003); Fulbright Fellow, U.S. Department of State (2003).	8	None
Gregory A. Ratliff Age: 45	Trustee of the Fund and the Master Fund since 1999	Community Investment Consultant (self-employment) (since 2002); Senior Fellow, The Aspen Institute (research and education) (2002); Director, Economic Opportunity, John D. and Catherine T. MacArthur Foundation (private philanthropy) (1997-2002).	8	None
John L. Shields Age: 53	Trustee of the Fund and the Master Fund since 2004	CEO, Open Investing, Inc. (investment adviser) (since 2006); Advisory Board Member, Vestmark, Inc. (software company) (since 2003); CEO, Harris Insight Funds Trust (mutual funds) (2005-2006); Managing Director, Navigant Consulting, Inc. (management consulting firm) (2004-2006); Managing Principal, Shields Smith & Webber LLC (management consulting firm) (2002-2004); President and CEO, Citizens Advisers, Inc. (1998-2002); President and CEO, Citizens Securities, Inc. (1998-2002); President and Trustee, Citizens Funds (1998-2002).	8	None

Officers:
Megan L. Dunphy* Age: 36	Secretary of the Fund and the Master Fund since 2005	Mutual Fund Counsel, Domini Social Investments LLC (since 2005); Secretary, Domini Funds (since 2005); Counsel, ING (formerly Aetna Financial Services) (financial services) (1999-2004).	N/A	N/A
Adam M. Kanzer* Age: 40	Chief Legal Officer of the Fund and the Master Fund since 2003

General Counsel and Director of Shareholder Advocacy (since 1998) and Chief Compliance Officer (April 2005-May 2005), Domini Social Investments LLC; Chief Legal Officer (since 2003) and Chief Compliance Officer (April 2005-July 2005), Domini Funds.

			N/A	N/A
Carole M. Laible* Age: 42	Treasurer of the Fund and the Master Fund since 1997

President (since July 2005), Chief Operating Officer (since 2002) and Financial/ Compliance Officer (1997-2003), Domini Social Investments LLC; President and CEO (since 2002), Chief Compliance Officer (since 2001), Chief Financial Officer, Secretary, and Treasurer (since 1998), DSIL Investment Services LLC; Treasurer, Domini Funds (since 1997).

			N/A	N/A
Steven D. Lydenberg* Age: 60	Vice President of the Fund and the Master Fund since 1990

Chief Investment Officer (since 2003) and Member (since 1997), Domini Social Investments LLC; Director (1990-2003) and Director of Research (1990-2001), KLD Research & Analytics, Inc. (social research provider); Vice President, Domini Funds (since 1990).

			N/A	N/A

Maurizio Tallini* Age: 32	Chief Compliance Officer of the Fund and the Master Fund since July 2005

Chief Compliance Officer, Domini Social Investments LLC (since May 2005); Chief Compliance Officer, Domini Funds (since July 2005); Venture Capital Controller, Rho Capital Partners (venture capital) (2001-2005); Manager, PricewaterhouseCoopers LLP (independent registered public accounting firm) (1995-2001).

		N/A	N/A

(1) This includes all directorships (other than those of the Domini Funds) that are held by each Trustee as a director of a public company or a registered investment company.

Compensation of Trustees

Information regarding compensation paid to the Trustees for the fiscal year ended July 31, 2005 is set forth below. Ms. Domini is not compensated for her service as a Trustee because of her affiliation with Domini Social Investments LLC.

Each of the Independent Trustees receives an annual retainer for serving as a Trustee of the Domini Funds of $10,000, and in addition, receives $1,500 for attendance at each joint meeting of the Boards (reduced to $625 in the event that a Trustee participates at an in-person meeting by telephone). In addition, each Trustee receives reimbursement for reasonable expenses incurred in attending meetings.

The Fund and the Master Fund do not contribute to a retirement plan for the Trustees. The officers do not receive any direct remuneration from the Fund or the Master Fund.

Name of Trustee	Aggregate Compensation from the Fund(1)	Aggregate Compensation from the Master Fund(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Domini Family of Funds Paid to the Trustee(2)
Interested Trustee:
Amy L. Domini	None	None	None	None	None
Independent Trustees:
Julia Elizabeth Harris	$1,091.44	$8,369.89	None	None	$16,875
Kirsten S. Moy	$1,126.74	$8,673.87	None	None	$17,500
William C. Osborn	$1,168.42	$8,983.59	None	None	$18,125
Karen Paul	$1,049.76	$8,054.17	None	None	$16,250
Gregory A. Ratliff	$1,130.67	$8,674.12	None	None	$17,500
John L. Shields	$1,788.75	$8,363.26	None	None	$18,125

(1)  For the fiscal year ended July 31, 2005, Independent Trustees received $1,250 for attendance in person ($625 for telephonic attendance) at each joint meeting of the Boards.

(2)  As of July 31, 2005, there were five funds in the Domini family of funds.

Fund Shares Owned by Trustees

The Trustees do not meet the eligibility requirements to invest in the Fund. The Fund is available only to certain qualified investors subject to approval by Domini. The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Domini Social Equity Fund (a fund that also invests all of its assets in the Master Fund) and the Domini Family of Funds as of June 1, 2006. [To be updated.]

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Investment Companies Overseen by the Trustee in the Domini Family of Funds
Interested Trustee:
Amy L. Domini
Independent Trustees:
Julia Elizabeth Harris
Kirsten S. Moy
William C. Osborn
Karen Paul
Gregory A. Ratliff
John L. Shields

As of June 1, 2006, none of the Independent Trustees of the Fund, or their immediate family members, owned beneficially or of record any securities of Domini, DSIL Investment Services LLC, the Fund’s distributor and Master Fund’s placement agent, or any person controlling, controlled by or under common control with Domini or DSIL Investment Services LLC.

As of June 1, 2006, the Trustees and officers of the Fund and Master Fund, individually and as a group, owned beneficially or had the right to vote less than 1% of the outstanding shares of the Fund or Master Fund. The Loring, Wolcott & Coolidge Office, a family office that provides fiduciary services, holds shares of the Domini Funds on behalf of their clients and has the right to vote [ ]% of the Domini Social Equity Fund. Amy L. Domini is a trustee at the Loring, Wolcott & Coolidge Office.

Board Meetings

During the fiscal year ended July 31, 2005, the Board of Trustees met six times. Each Trustee attended at least 75% of the meetings during the fiscal year ended July 31, 2005.

Committees

The Board of Trustees has a standing Audit Committee composed of all of the Independent Trustees. The Audit Committee met twice during the last fiscal year to review internal and external accounting procedures and, among other things, to consider the selection of the independent registered public accountant for the Fund and the Master Fund, to approve all significant services proposed to be performed by the accountants, and to consider the possible effect of such services on their independence. All of the members of the Audit Committee attended each meeting.

The Board of Trustees also has a standing Nominating Committee. All of the Independent Trustees are members of the Nominating Committee. The Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board of Trustees. The Nominating Committee did not meet during the last fiscal year. The Nominating Committee will consider nominees recommended by shareholders. If you would like to recommend a nominee to the Nominating Committee, please deliver your recommendation in writing to the Secretary of the Domini Funds, 536 Broadway, 7th Floor, New York, New York 10012. A copy of the Nominating Committee Charter is attached to this proxy statement as Exhibit A.

Indemnification

The Declaration of Trust for the Fund provides that it will indemnify its Trustees and officers (the “Indemnified Parties”) against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, unless, as to liability to the Fund or its shareholders, it is finally adjudicated that the Indemnified Parties engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that the Indemnified Parties did not act in good faith in the reasonable belief that their actions were in the best interests of the Fund. In case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such Indemnified Parties have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

The Master Fund’s Declaration of Trust provides that it will indemnify the Trustees and officers in the same manner as described above for the Fund against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Master Fund.

Nomination by the Board of Trustees

At a meeting of the Board held on May 24, 2006, the Board, including the Independent Trustees, agreed that each Trustee of the Fund and Master Fund should be submitted to shareholders for approval and voted to nominate such Nominees and recommend election of the Nominees by the shareholders of the Fund.

Vote Required

Election of the nominees as Trustees of the Fund will require the vote of a plurality of the outstanding voting securities of the Fund, taken together, present in person or represented by proxy at the meeting.

Election of the nominees as Trustees of the Master Fund will require the vote of a plurality of the outstanding voting securities of the Master Fund, taken together, present in person or represented by proxy at a meeting of the investors in the Master Fund.

The Board of Trustees unanimously recommends that you vote FOR election of the nominees as Trustees of the Fund and the Master Fund.

Proposal 2.	To approve a new Management Agreement between the Domini Social Equity Trust and Domini Social Investments LLC.

Background

Shareholders of the Domini Institutional Social Equity Fund (the “Fund”) are being asked to approve a new Management Agreement (the “New Management Agreement”) for the Domini Social Equity Trust.

The Fund is a “feeder” fund within a structure known as a “master/feeder” mutual fund structure. Rather than invest directly in securities, the Fund invests in a separate trust, or “master” trust, called the Domini Social Equity Trust (“the Master Fund”) which acquires and manages a portfolio of securities and has the same investment objective as the Fund. As an investor in the Master Fund, the Fund has been asked to approve the New Management Agreement. The Fund is asking you to instruct it as to how to vote on this matter.

The Master Fund currently seeks to provide its investors, including the Fund, with a long-term total return that matches the performance of the Domini 400 Social IndexSM (the “Index”)1 an index made up of the stocks of 400 companies selected using social and environmental standards. The Master Fund seeks to achieve this objective by investing in the securities of the companies included in the Index in approximately the same proportion as they are found in the Index.

Because the Master Fund currently uses a passive investment strategy, management cannot shift its portfolio concentration from one industry to another, or from one stock to another, to enhance performance.

Domini, the manager of the Master Fund, believes that shareholders would be better served by an active investment strategy. An active investment strategy would provide management with the flexibility to adjust the portfolio as market conditions change. The Fund will continue to seek to provide shareholders with long-term total return (see below for additional discussion of the proposed investment strategy).

____________________________________

1/ Domini 400 Social Index is a service mark of KLD Research & Analytics, Inc (“KLD”) and is used under license. KLD is the owner of the Domini 400 Social Index but is not the manager of the Domini Institutional Social Equity Fund or the Domini Social Equity Trust.

At a meeting held on April 28, 2006, Domini recommended, and the Board approved, a change in the investment strategy of the Master Fund from a passive to an active investment strategy. Related to the change to an active investment strategy, the Board also approved a change to the investment objective of each of the Fund and the Master Fund. Although the investment objective of long term total return will not change, each of the Fund and the Master Fund will no longer have the objective of long term total return that matches the Index.

In connection with the new investment objective and the change to an active investment strategy, Domini recommended, and the Board approved, the termination of SSgA Funds Management, Inc. (‘SSgA”), the current submanager of the Master Fund, and the appointment of Wellington Management as the submanager of the Master Fund, as fully discussed in Proposal 3 below. The Board’s approval of the new investment objective and strategy and the termination of the SSgA submanagement agreement is subject to shareholder approval of the New Management Agreement and the Submanagement Agreement with Wellington Management (as discussed in Proposal 3).

Domini’s analysis of the long-term track record of the Master Fund demonstrates that social and environmental analysis has led to strong individual stock selection.

Domini believes that social and environmental standards help to identify companies that are led by forward-looking management teams, with positive corporate cultures, and that these companies make better long-term investments.

Domini believes an active investment strategy will enhance the Fund’s ability to capitalize on this stock selection advantage.

Actively managed funds tend to be more expensive to manage than passively managed funds. Domini has determined that, based on the fee schedule proposed by Wellington Management and the other expenses Domini expects to incur in changing to an active investment strategy, it is necessary for Domini to propose an increase in its management fee. Domini believes that the new strategy it is proposing will result in enhanced financial returns to shareholders and that the proposed expenses are fair and reasonable. Shareholders are being asked to approve the New Management Agreement due to this proposed increase in fees (See below for a more complete discussion of the proposed increase in fees).

Domini, a Massachusetts limited liability company, 536 Broadway, 7th Floor, New York, New York 10012, currently manages the assets of the Master Fund pursuant to a Management Agreement dated as of October 22, 1997 (the “Existing Management Agreement”). The Existing Management Agreement was last approved by the Board of Trustees on April 28, 2006 when the Trustees approved its continuation for an additional twelve month period. The Existing Management Agreement was most recently submitted to a vote of investors in the Master Fund, including the Fund, on October 21, 1997 in connection with its initial approval.

Change in Investment Strategy to Active Management

Domini believes that an active investment strategy will allow the Master Fund to more effectively capitalize on the strengths of social and environmental screening. Domini’s analysis of the long-term track record of the Master Fund demonstrates that social and environmental analysis has led to strong individual stock selection. Domini believes that social and environmental standards help to identify companies that are led by forward-looking management teams, with positive corporate cultures, and that these companies make better long-term investments. A passive investment strategy, however, limits the Fund’s ability to capitalize on this stock selection advantage, because it requires that the Fund invest in all of the stocks in the Index, in exactly the same proportion as the Index.

Domini and Wellington Management have developed a strategy that is designed to combine the strength of Domini’s social and environmental standards with Wellington Management’s quantitative analysis.

Subject to Domini’s social and environmental standards, Wellington Management will seek to add value using a diversified quantitative stock selection approach, while managing risk through portfolio construction. Wellington Management will seek to invest in stocks it believes are undervalued by the market and whose technical and fundamental momentum attributes are attractive. This strategy is more fully described in Proposal 3 below. Domini believes that this new approach will generate positive financial returns to shareholders, while remaining consistent with the Fund’s unwavering commitment to socially responsible investing.

Increase in Fees Paid to Domini

Actively managed funds tend to be more expensive to manage than passively managed funds. Because of the increase in submanagement fees proposed by Wellington Management and the additional expenses that Domini expects to incur in connection with its social screening, Domini has determined it is necessary to increase the management fees it charges to the Master Fund.

If the investors in the Master Fund approve the New Management Agreement and the Submanagement Agreement with Wellington Management is approved, Domini will be entitled to receive fees of 0.30% of the first $2 billion of net assets managed, 0.29% of the next $1 billion of net assets managed and 0.28% of net assets managed in excess of $3 billion for providing investment advisory services to the Master Fund. Under the Existing Management Agreement, Domini is entitled to receive fees of 0.20% of the average daily net assets for providing investment advisory services to the Master Fund. Because the Fund is one of four investors in the Master Fund, its shareholders will bear a portion of the increase in the management fees.

Pursuant to a Sponsorship Agreement with respect to the Fund, Domini provides the Fund with oversight, administrative, and management services. Domini’s fee for administrative and sponsorship services with respect to the Fund is currently 0.25% of the average daily net assets of the Fund. Domini is currently waiving sponsorship fees such that the Fund is currently paying 0.13% of the average daily net assets of the Fund. For the fiscal years ended July 31, 2005, the Fund incurred $267,126 in sponsorship fees (after fee waivers and expense reimbursements). Domini will continue to provide these services to the Fund if the New Management Agreement and the Submanagement Agreement with Wellington Management are approved. If the New Management Agreement and the Submanagement Agreement with Wellington Management are approved, the Fund will, as of November 30, 2006, pay sponsorship fees to Domini in the amount of 0.45% of the first $2 billion of net assets of the Fund, 0.44% of the next $1 billion of net assets of the Fund, and 0.43% of net assets of the Fund in excess of $3 billion.

Actual Management Fee paid by the Master Fund for the fiscal year ended July 31, 2005*	Estimated Amount the Master Fund would have Paid if the Proposed Management Fee under the New Management Agreement had been in Effect	Percentage Increase
$3,165,651	$4,748,476	50%

The Fund’s Portion of the Actual Management Fee Paid for the fiscal year ended July 31, 2005*	Estimated Fund Portion of the Proposed Management Fee if the New Management Agreement had been in Effect	Percentage Increase
$410,963	$616,445	50%

Actual Sponsorship Fee paid by the Fund for the fiscal year ended July 31, 2005*	Estimated Amount the Fund would have Paid if the Proposed Sponsorship Fee under the New Sponsorship Agreement had been in Effect*	Percentage Increase
$267,126	$616,445	130%

Total Management and Sponsorship Fees Paid by the Fund for the fiscal year ended July 31, 2005*	Estimated Total Management and Sponsorship Fees the Fund would have Paid if the New Agreements had been in effect	Percentage Increase
$678,089	$1,232,890	82%
	*After giving effect to fees waived.

Contractual Expense Cap for the

Domini Institutional Social Equity Fund

The proposed increase in the management fees paid by the Master Fund will be borne by investors in the Master Fund, including the Fund and its shareholders. However, if the New Management Agreement and the Submanagement Agreement with Wellington Management are approved, Domini will contractually agree to cap the total expenses payable by the Fund to the total expense ratio listed below until at least November 30, 2007, subject to annual renewal.

Current Total Expense Ratio After Giving Effect to Expense Cap
Domini Institutional Social Equity Fund	0.40%

Proposed Total Expense Ratio After Giving Effect to Expense Cap
Domini Institutional Social Equity Fund	0.65%

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Effect of the Increase in Management Fees

To assist shareholders of the Fund in understanding the effect of the proposed increase in management fees on the expense of investing in shares of the Fund, the following table summarizes the expenses incurred by the Fund for the fiscal year ended July 31, 2005 and also restates these expenses to show what the expenses would have been had the proposed fees been in effect during the same period.*

	Current	Proposed
Shareholder Fees
(fees paid directly by you)
Sales Charge (Load) Imposed on Purchases	None	None
Deferred Sales Charge (Load)	None	None
Redemption Fee*** (as a percentage of amount redeemed, if applicable)	2.00%**	2.00%**
Exchange Fee	None	None

Annual Fund Operating Expenses
(expenses deducted from the Fund’s assets)
Management Fees	0.20%	0.30.%
Distribution (12b-1) Fees	None	None
Other Expenses
Administrative Services and Sponsorship Fee	0.25%	0.45%
Other Expenses	0.06%	0.06%
Total Annual Fund Operating Expenses	0.51%	0.81%
Fee Waiver	(0.11)+%	(0.16)%‡
Net Expenses	0.40%	0.65%

* The table and the following example reflect the aggregate expenses of the Fund and the Master Fund.

** In order to discourage use of the Fund for market timing, an early redemption fee is charged on sales or exchanges of shares made less than 60 days after settlement of purchase or acquisition through exchange, with certain exceptions.

*** If you wish to receive your redemption proceeds by bank wire, there is a $10 wire service fee. For additional information, please refer to the Fund’s shareholder manual.

+ Until November 30, 2006, Domini has contractually agreed to waive certain fees and/or reimburse certain expenses, including management fees, so that the Fund’s expenses, net of wiavers and reimbursements, will not exceed, on a per annum basis, 0.40% of the average daily net assets of the Fund, absent an earlier modification by the Board of Trustees.

‡ If the proposed new Management Agreement is approved and becomes effective, Domini has contractually agreed to to waive certain fees and/or reimburse certain expenses at least until November 30, 2007, including management fees, so that the Fund’s expenses, net of waivers and reimbursements, will not exceed, on a per annum basis, 0.65% of the average daily net assets of the Fund, absent an earlier modification by the Board of Trustees.

The example below is intended to help you compare the cost of investing in shares of the Fund with the costs of investing in those shares after giving effect to the proposed increase in fees. It illustrates the hypothetical expenses that you would incur if you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares that the end of each period. This example assumes that the Fund provides a return of 5% a year, all dividends and distributions are reinvested, operating expenses remain the same for the time period indicated, and the fee waiver reflected in the fee table is in effect for the one-year time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:

	1 Year	3 Years	5 Years	10 Years

Current	$41*	$152	$274	$630
Proposed	$66*	$243	$434	$987

*For redemptions less than 60 days after settlement of purchase or acquisition through exchange, the cost of investing could be up to $275 higher due to the early redemption fee. For additional information, please refer to your shareholder manual. This example should not be considered to represent actual expenses or performance for the past or the future. Actual future expenses may be higher or lower than those shown.

If the New Management Agreement and the Submanagement Agreement with Wellington Management are approved, the expenses you will incur as a shareholder of the Fund will increase. However, Domini believes that the new strategy it is proposing will result in enhanced financial returns to shareholders and that the proposed expenses are fair and reasonable.

Terms of the New Management Agreement

Other than the proposed increase in management fees, the New Management Agreement is the same as the Existing Management Agreement. A description of the terms of the Existing Management Agreement and the New Management Agreement (collectively, the “Management Agreements”) follows.

Please refer to Exhibit B attached to this proxy statement for the complete New Management Agreement. The description of the New Management Agreement in this proxy statement is qualified in its entirety by the provisions of the New Management Agreement attached as Exhibit B.

The New Management Agreement provides that Domini shall manage the assets of the Master Fund and provide certain administrative services to the Master Fund. Domini will have authority to determine from time to time what securities are purchased, sold or exchanged, and what portion of assets of the Master Fund is held uninvested. Domini will also perform such administrative and management tasks for the Master Fund as may from time to time be reasonably requested, including:

(a) maintaining office facilities and furnishing clerical services necessary for maintaining the organization of the Master Fund and for performing administrative and management functions;

(b) supervising the overall administration of the Master Fund, including negotiation of contracts and fees with, and monitoring of performance and billings of, the transfer agent, shareholder servicing agents, custodian, and other independent contractors or agents of the Master Fund;

(c) overseeing (with the advice of the counsel to the Master Fund) the preparation of and, if applicable, the filing of all documents required for compliance by the Master Fund with applicable laws and regulations, including registration statements, prospectuses and statements of additional information, semi-annual and annual reports to shareholders, proxy statements, and tax returns;

(d) preparing agendas and supporting documents for, and minutes of meetings of, the Trustees, committees of the Trustees, and shareholders;

(e) arranging for maintenance of the books and records of the Master Fund;

(f) maintaining telephone coverage to respond to investor and shareholder inquiries; and

(g) answering questions from the general public, the media, and investors in the Master Fund regarding the securities holdings of the Master Fund, limits on investment, and the Master Fund’s proxy voting philosophy and shareholder activism philosophy.

Domini provides persons satisfactory to the Board of Trustees of the Master Fund to serve as officers of the Master Fund. Such officers, as well as certain other employees and Trustees of the Master Fund, may be directors, officers, or employees of Domini or its affiliates. Domini furnishes at its own expense all facilities and personnel necessary in connection with providing these services.

The New Management Agreement provides that Domini may render services to others. Domini may employ, at its own expense, or may request that the Master Fund, employ (subject to the requirements of the 1940 Act) one or more subadvisers or submanagers, subject to Domini’s supervision. The Management Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the Master Fund, when authorized either by majority vote of the outstanding voting securities of the Master Fund (with the vote of each investor in the Master Fund being in proportion to the amount of its investment), or by a vote of a majority of the Board of Trustees of the Master Fund, or by Domini, and will automatically terminate in the event of its assignment. The New Management Agreement provides that neither Domini nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services to the Master Fund, except for willful misfeasance, bad faith, or gross negligence or reckless disregard of its or their obligations and duties under the New Management Agreement.

If the New Management Agreement is approved by the vote of the holders of a “majority of the outstanding voting securities” (as defined under the heading “Vote Required” below) of the Master Fund and the Submanagement Agreement with Wellington Management is approved as provided in Proposal 3, the New Management Agreement will become effective on November 30, 2006 and continue in effect until November 30, 2008, and thereafter will continue in effect if such continuance is specifically approved at least annually by the Board of Trustees or by a majority of the outstanding voting securities of the Master Fund at a meeting called for the purpose of voting on the New Management Agreement (with the vote of each investor in the Master Fund being in proportion to the amount of its investment), and, in either case, by a majority of the Trustees who are not parties to the New Management Agreement or interested persons of any such party at a meeting called for the purpose of voting on the New Management Agreement.

Information Regarding Domini

Domini Social Investments LLC (“Domini”) is a Massachusetts limited liability company with principal offices at 536 Broadway, 7th floor, New York, New York 10012. Amy Domini is the Manager of Domini. Each of Ms. Domini and Domini Holdings Corporation, LLC holds more than ten percent of the outstanding units of Domini. Ms. Domini is the Manager of Domini Holdings, LLC.

Domini Social Investments LLC currently serves as the manager of the Master Fund. Domini has been managing money since November 1997. As of September 30, 2005, Domini managed more than $1.8 billion in assets for investors who are working to create positive change in society by using social and environmental standards in their investment decisions. Domini provides the Domini Funds with investment supervisory services, overall operational support, and administrative services.

Management and Governance. Listed below are the names, positions and principal occupations of the officers of Domini as of March 31, 2006. The principal business address of all of the officers is at the offices of Domini, 536 Broadway, 7th floor, New York, New York 10012. Each officer of Domini is also a Trustee or officer of the Domini Funds, as noted below:

Name	Capacity with Domini	Capacity with the Domini Funds	Other Principal Occupation
Amy L. Domini	Chief Executive Officer	Chair, Trustee and President of the Domini Funds	Private Trustee, Loring, Wolcott & Coolidge Office (fiduciary); Manager, DSIL Investment Services, LLC (broker-dealer); Manager, Domini Holdings LLC (holding company)
Carole M. Laible	President and Chief Operating Officer	Treasurer of the Domini Funds	President, CEO, Chief Compliance Officer, Chief Financial Officer, Secretary, and Treasurer, DSIL Investment Services LLC (broker- dealer)
Steven D. Lydenberg	Chief Investment Officer	Vice President of the Domini Funds	N/A
Maurizio Tallini	Chief Compliance Officer	Chief Compliance Officer of the Domini Funds	N/A

Information Regarding Other Funds Managed by Domini with a Similar Investment Objective to the Domini Social Equity Trust

In addition to serving as manager of the Domini Social Equity Trust, Domini serves as the manager of the Domini European Social Equity Fund (the “European Equity Fund”), the Domini European Social Equity Portfolio (the “European Equity Portfolio”) and the Domini European Social Equity Trust (the “Master European Fund”), the underlying fund in which each of the European Equity Fund and the European Equity Portfolio invests. Each of the European Equity Fund, the European Equity Portfolio and

Master European Fund has a similar investment objective as the Master Fund. The following table contains information about assets and compensation paid by the European Equity Fund* and the European Equity Portfolio** as of June 1, 2006.

Fund	Net Assets Managed by Domini	Annual Rate of Compensation Received by Domini as a Percentage of Average Daily Net Assets
European Equity Fund*	[$______________]	1.00%
European Equity Portfolio**	[$______________]	1.00%

* The fees reflect the aggregate fees of the European Equity Fund and the Master European Fund, the underlying fund in which the European Equity Fund invests. Domini’s fee for advisory services to the Master European Fund is 0.75% of the average daily net assets of the Master European Fund. Domini’s fee for services to the European Equity Fund is 1.00% of the average daily net assets of the European Equity Fund minus the aggregate management fee allocated to the European Equity Fund by the Master European Fund. Currently, Domini is reducing its fee to the extent necessary to keep the aggregate operating expenses of the European Equity Fund (including the European Equity Fund’s share of the Master European Fund’s expenses but excluding brokerage fees and commissions, interest, taxes and extraordinary expenses), net of waivers and reimbursements, at no greater than 1.60% of the average daily net assets of the shares of the European Equity Fund.

** The fees reflect the aggregate fees of the European Equity Portfolio and the Master European Fund, the underlying fund in which the European Equity Portfolio invests. Domini’s fee for advisory services to the Master European Fund is 0.75% of the average daily net assets of the Master European Fund. Domini’s fee for services to the European Equity Portfolio is 1.00% of the average daily net assets of the European Equity Portfolio minus the aggregate management fee allocated to the European Equity Portfolio by the Master European Fund. Currently, Domini is reducing its fee to the extent necessary to keep the aggregate operating expenses of the European Equity Portfolio (including the European Equity Portfolio’s share of the Master European Fund’s expenses but excluding brokerage fees and commissions, interest, taxes and extraordinary expenses), net of waivers and reimbursements, at no greater than 1.60% of the average daily net assets of the shares of the European Equity Portfolio.

..

Other Services Provided to the Domini Institutional Social Equity Fund

and the Domini Social Equity Trust

Pursuant to a Sponsorship Agreement with respect to the Fund, Domini provides the Fund with oversight, administrative, and management services. Domini’s fee for administrative and sponsorship services with respect to the Fund is currently 0.25% of the average daily net assets of the Fund. For the fiscal year ended July 31, 2005, the Fund accrued $509,534 in Sponsorship fees. Domini waived fees totaling $242,408. Domini will continue to provide these services to the Fund if the New Management Agreement and the Submanagement Agreement with Wellington Management are approved. If the New Management Agreement and the Submanagement Agreement with Wellington Management are approved, the Fund will, as of November 30, 2006, pay sponsorship fees to Domini in the amount of 0. 45% of the first $2 billion of net assets of the Fund, 0.44% of the next $1 billion of net assets of the Fund, and 0.43% of net assets of the Fund in excess of $3 billion.

DSIL Investment Services LLC, a wholly owned subsidiary of Domini, is the distributor of the Fund’s shares. The Fund doe not pay any fees to DSIL Investment Services LLC for acting as distributor for the Fund. DSIL Investment Services LLC also serves as the placement agent for the Master Fund. The Master Fund does not pay any fees to DSIL Investment Services LLC for acting as placement agent. DSIL Investment Services LLC will continue to provide these services to the Fund and the Master Fund if the New Management Agreement and the Submanagement Agreement with Wellington Management are approved.

Portfolio Transactions

For the fiscal year ended July 31, 2005, brokerage transactions were not placed with any person affiliated with the Master Fund, the Fund, Domini, Wellington Management, SSgA, DSIL Investment Services LLC, PFPC Inc. (the Fund’s transfer agent) or Investors Bank & Trust Company (the Fund’s custodian).

Factors Considered by the Board of Trustees

At a meeting held on April 28, 2006, the Board of Trustees considered the approval of the New Management Agreement. In advance of the meeting, the Independent Trustees submitted to Domini a written request for information in connection with their consideration of the New Management Agreement. The Trustees received, reviewed and considered, among other things:

(i)           a report based on information provided by Strategic Insight that compared both the current and proposed fees and expenses of each of the Master Fund and the Fund (before and after giving effect to current and proposed fee waivers) to those of various peer groups including, without limitation, peer groups of socially responsible funds, actively managed U.S. equity funds, and U.S. equity index funds;

(ii)         a report from Domini regarding the proposed investment strategies and techniques for the Master Fund, including Domini’s rationale for changing the investment objective and strategies of the Master Fund and the Fund, and a discussion of the risks of the proposed strategy;

(iii)        a report from Domini that compared the performance of the Domini 400 Social Index to the performance of the S&P 500 Index (the benchmark of the Master Fund) over various periods and that included an attribution analysis that showed the impact of the Domini 400 Social Index being underweighted in certain industries and sectors relative to the S&P 500; and

(iv)        reports from and presentations by Domini that described (a) the nature, extent and quality of the services proposed to be provided by Domini to each of the Master Fund and the Fund in connection with the implementation of the new investment strategy, (b) the fees and other amounts proposed to be paid to Domini under the New Management Agreement, including information as to the fees charged and services provided to other clients, (c) certain information about Domini’s compliance program and procedures and any regulatory issues, (d) brokerage practices, including soft dollar practices, and (e) Domini’s proxy voting policies and procedures.

The Trustees, including all of the Independent Trustees, concluded that Domini had the capabilities, resources, and personnel necessary to manage the Master Fund and implement the new investment strategy and that Domini had the capabilities, resources, and personnel necessary to continue to manage and provide administrative services to the Fund. The Board further concluded that, based on the services to be provided by Domini to the Master Fund pursuant to the New Management Agreement, the fees paid by similar funds and taking into account the agreed-upon fee waivers and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment, the compensation proposed to be paid to Domini under the New Management Agreement is fair and reasonable.

In reaching their determination to approve the New Management Agreement, the Trustees considered a variety of factors they believed relevant and balanced a number of considerations. In their deliberations, the Trustees did not identify any particular information or factor that was all-important or controlling. The primary factors and the conclusions are described below.

Nature, Quality, and Extent of Services Provided

The Trustees considered that the New Managment Agreement was the same as the Existing Management Agreement except for the increase in fees payable to Domini. The Trustees considered that, pursuant to the New Management Agreement, Domini, subject to the direction of the Board, will continue to be responsible for providing advice and guidance with respect to the Master Fund and for managing the investment of the assets of the Master Fund, which it will do by engaging with, and overseeing the activities of, Wellington Management. It was noted that Domini will apply the social screens to a universe of securities provided by Wellington Management and that Wellington Management will provide the day-to-day portfolio management of the Master Fund, including making purchases and sales of securities consistent with its investment objective and policies, including Domini’s social and environmental standards.

The Trustees considered the scope of the services to be provided by Domini under the New Management Agreement and the quality of services provided by Domini to the other Domini Funds. They considered the professional experience, tenure, and qualifications of the portfolio management teams proposed for the Master Fund and the other senior personnel at Domini. They also considered Domini’s capabilities and experience in the development and application of social and environmental investment standards and its reputation and leadership in the socially responsible investment community. In addition, they considered Domini’s compliance policies and procedures and compliance record.

The Trustees noted that Domini will also continue to administer the Master Fund ‘s business and other affairs pursuant to the New Management Agreement. It was noted that, among other things, Domini will continue to provide the Master Fund with office space, administrative services and personnel as are necessary for operations. The Trustees considered the quality of the administrative services Domini had provided to the Master Fund in the past, as well as the quality of administrative services Domini provided to the other Domini Funds, including Domini’s role in coordinating the activities of service providers.

The Trustees concluded that they were satisfied with the nature, quality and extent of services to be provided by Domini to the Master Fund and under the New Management Agreement.

Performance Information

The Trustees considered the performance of the Fund compared to its benchmark, the S&P 500 Index, and noted that the annualized total return of the Fund had lagged annualized total return of the S&P 500 Index for the 1, 3 and 5 year periods ending March 31, 2006 and since the Master Fund’s inception (adjusted for expenses of the Domini Institutional Social Equity Fund). The Trustees considered information provided to them that showed that stock selection had generally helped the performance of the Fund compared to the S&P 500 Index over most time periods but that the underweight versus the S&P 500 Index of certain industries and sectors had hurt the Fund’s performance compared to the benchmark. The Trustees noted that, as an index fund that invests in the securities of the companies in the Domini 400 Social Index, the Master Fund does not buy and sell securities based on market conditions or an evaluation by management of particular securities. They considered how the passive investment strategy used by the Master Fund had impacted the performance of the Master Fund.

Fees and Other Expenses

The Trustees considered the increased management fees to be paid by the Master Fund to Domini under the New Management Agreement.

The Trustees noted that Domini (and not the Master Fund) will pay Wellington Management from its advisory fee for the Master Fund. The Trustees also considered information that showed the net increase in fees that Domini would receive (after taking into account that Domini would pay the submanagement fees and that Domini had proposed to reimburse or waive fees for the Fund and the other feeder funds) and the expenses that Domini expected to incur in connection with providing the social and environmental screening for the Master Fund. The Trustees compared the level of the Master Fund’s advisory and administrative fees to the comparative fees of the peer groups described above, as well as the expected total expense ratio of the Fund compared to those peers. In addition, the Trustees also reviewed the fees that Domini charges its other clients with investment objectives similar to the investment objective of the Master Fund.

The Trustees also reviewed the fees under the Existing Management Agreement and considered that the total expense ratio for the Fund exceeded the peer group average total expense ratio for U.S. equity index funds even after giving effect to the waiver by Domini of certain fees and expenses. The Trustees considered the reasons that the total expense ratio of the Fund exceeded that of the U.S. equity index funds peer group and noted that, given the license, submanagement and other fees paid or reimbursed by Domini, a reduction of fees was not likely to be a feasible alternative.

The Trustees then considered that, based on the information provided by Strategic Insight, the proposed new management fee for the Master Fund was within the range of the management fees of its peer group. The Trustees also considered that the expected total expense ratio of the Fund, after giving effect to the New Management Agreement, would be lower than the average of the total expense ratios of its most relevant peer group.

Other Benefits

The Trustees considered the other benefits that Domini and its affiliates received and could be expected to receive from their relationship with the Master Fund.

The Trustees reviewed the character and amount of payments that will continue to be received by Domini and its affiliates, other than with respect to the management arrangements, in connection with its relationship to the Master Fund. In addition, the Trustees considered the intangible benefits that would continue to accrue to Domini and its affiliates by virtue of their relationship with the Master Fund and the Fund and how implementation of the new strategy would likely increase those benefits.

The Trustees concluded that the benefits expected to be received by Domini and its affiliates, as outlined above, were reasonable in the context of the relationship between Domini and the Master Fund and the Fund and supported the approval of the Management Agreement.

Economies of Scale

The Trustees also considered whether economies of scale would be realized by Domini as the Master Fund and the Fund got larger and the extent to which economies of scale were reflected in the proposed new fee schedules. The Trustees noted that breakpoints were being proposed for both the New Management Agreement and the sponsorship agreements for the Fund, and also considered the fee waivers proposed by Domini. They concluded that, given these breakpoints, the shareholders would share in the economies of scale as each of the Master Fund and the Fund got larger and that the proposed breakpoints in the fee schedule supported the approval of the Management Agreement.

Conclusion

          Based upon its review, the Board of Trustees concluded the following:

•	The terms of the New Management Agreement are reasonable, fair, and in the best interests of the Master Fund and its investors, including the Fund.

•	The fees provided in the New Management Agreement are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality.

Accordingly, the Board of Trustees unanimously approved the New Management Agreement and voted to recommend that shareholders vote in favor of the New Management Agreement. If the New Management Agreement is approved by the investors in the Master Fund and the Submanagement Agreement with Wellington Management is approved as provided in Proposal 3, the New Management Agreement will go into effect on November 30, 2006.

Vote Required

Approval of the New Management Agreement will require the approval of “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Master Fund, which means the affirmative vote by the lesser of (a) 67% or more of the shares of the Master Fund present at the meeting, if more than 50% of the outstanding shares of the Master Fund are represented at that meeting in person or by proxy or (b) more than 50% of the outstanding shares of the Master Fund.

The New Management Agreement will not go into effect unless the Submanagement Agreement with Wellington Management described in Proposal 3 is also approved by the investors in the Master

Fund. In the event that the New Management Agreement or the Submanagement Agreement with Wellington Management do not receive the requisite approvals, Domini will continue to serve as the Master Fund’s manager under the Existing Management Agreement, and Domini will either continue its relationship with SSgA, negotiate a new submanagement agreement with a different investment advisory organization, or make other appropriate arrangements, in either event subject to approval in accordance with the 1940 Act.

Proposal 3.	To approve a Submanagement Agreement for the Domini Social Equity Trust between Wellington Management Company, LLP and Domini Social Investments LLC.

As discussed in Proposal 2, Domini recommended, and the Board of Trustees approved, a change in the investment strategy of the Master Fund from a passive to an active investment strategy and corresponding changes in each of the Fund’s, and the Master Fund’s investment objective. In connection with these changes, the Board of Trustees has authorized Domini to enter into a new Submanagement Agreement (the “New Submanagement Agreement”) with Wellington Management, subject to shareholder approval. In accordance with the requirements of the 1940 Act, the New Submanagement Agreement must be approved by the investors in the Master Fund, including the Fund. As a shareholder of the Fund, the Fund is asking you how to vote on this matter. If this proposal and the New Management Agreement are approved, the New Submanagement Agreement with Wellington Management will go into effect on November 30, 2006.

Domini will maintain exclusive control over the application of its social and environmental standards to the Fund’s portfolio.

As of April 30, 2006, Wellington Management managed approximately $550 billion in assets. Wellington Management is the submanager of the Domini European Social Equity Fund.

The Board of Trustees carefully reviewed Wellington Management’s capabilities and track record and unanimously approved its selection. Domini and the Board believe that Wellington Management will be able to provide the Fund with strong, long-term service.

Change in Investment Strategy to Active Management

Domini and Wellington Management have developed a strategy that is designed to combine the strength of Domini’s social and environmental standards with Wellington Management’s quantitative analysis. Domini believes that this new approach will generate positive financial returns to shareholders, while remaining consistent with the Master Fund’s unwavering commitment to socially responsible investing.

As submanager for the Master Fund, Wellington Management will employ an active management strategy seeking to provide shareholders with long-term total return by invesing primarily in stocks of U.S. companies that meet a set of social and environmental standards as applied by Domini.

Subject to Domini’s social and enviromental standards, Wellington Management will seek to add value using a diversified quantitative stock selection approach, while managing risk through portfolio construction. Wellington Management will seek to invest in stocks it believes are undervalued by the market and whose technical and fundamental momentum attributes are attractive. Domini will maintain exclusive control over the application of its social and environmental standards to the Master Fund’s portfolio.

The Board of Trustees carefully reviewed Wellington Management’s capabilities and track record and unanimously approved its selection. Domini and the Board believe that Wellington Management will be able to provide the Master Fund with strong, long-term service.

In connection with the change to an active investment strategy, the Board of Trustees has voted to terminate the Submanagement Agreement, dated as of May 1, 2001 (the “Existing Submanagement Agreement”), between Domini and SSgA Funds Management, Inc., (“SSgA”), subject to shareholder approval of the New Submanagement Agreement and the New Management Agreement. SSgA has served as the submanager of the Master Fund since May 1, 2001. State Street Global Advisers, an affiliate of SSgA, served as the submanager of the Master Fund from January 1, 2001 through SSgA is a subsidiary of State Street Corporation (“State Street”), a publicly held bank holding company, whose primary operating subsidiary is State Street Bank and Trust Company, a Massachusetts bank. SSgA is located at Two International Place, Boston, Massachusetts 02110. State Street’s principal address is 225 Franklin Street, Boston, Massachusetts 02110. The Existing Submanagement Agreement was last approved by the Board on April 28, 2006. The Existing Submanagement Agreement was approved by the investors in the Master Fund on May 14, 2001 in connection with the replacement of State Street Global Advisers by SSgA due to a corporate restructuring.

Information Regarding Wellington Management

Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management has provided investment advisory services for over 70 years. As of April 30, 2006, Wellington Management had approximately $550 billion in assets under management. Wellington Management is the submanager of the Domini European Social Equity Trust.

Management and Governance.  Listed below are the names, positions, and principal occupations of the members of the Executive Committee and the principal executive officers of Wellington Management as of March 31, 2006. The principal business address of all members of the Executive Committee and all principal executive officers is at the offices of Wellington Management, 75 State Street, Boston, Massachusetts 02109.

Name	Position with Wellington Management LLP	Other Principal Occupation
Nicholas C. Adams	Senior Vice President, Partner and Executive Committee Member	N/A
Paul Braverman	Senior Vice President, Partner and Chief Financial Officer	N/A
Cynthia M. Clarke	Senior Vice President, Partner and General Counsel	N/A
Laurie A. Gabriel	Senior Vice President, Managing Partner and Executive Committee Member	N/A
Paul J. Hamel	Senior Vice President, Partner and Executive Committee Member	N/A

James P. Hoffmann	Senior Vice President, Partner and Executive Committee Member	N/A
Selwyn J. Notelovitz	Vice President and Chief Compliance Officer	N/A
Saul J. Pannell	Senior Vice President, Partner and Executive Committee Member	N/A
Thomas L. Pappas	Senior Vice President, Partner and Executive Committee Member	N/A
Phillip H. Perelmuter	Senior Vice President, Partner and Executive Committee Member	N/A
John R. Ryan	Senior Vice President, Managing Partner and Executive Committee Member	N/A
Perry M. Traquina	President, CEO, Managing Partner, and Executive Committee Member	N/A

No officer or Trustee of the Domini Funds currently is an officer or employee of Wellington Management, or a member of Wellington Management’s Executive Committee. No officer or Trustee of the Domini Funds has any other material direct or indirect interest in the proposal to approve the New Submanagement Agreement or in Wellington Management, or any other person controlling, controlled by, or under common control with Wellington Management. Since August 1, 2005, none of the officers or Trustees of the Domini Funds has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which Wellington Management was or is to be a party.

Wellington Management acts as the investment subadviser for certain other mutual funds that have a similar investment objective to the Master Fund as listed on Exhibit C attached hereto. Information concerning the net assets of those mutual funds and the fees paid to Wellington Management for its services to those mutual funds is also provided on Exhibit C. All information contained in this Proxy Statement about Wellington Management has been provided by Wellington Management.

Comparison of the New Submanagement Agreement and the Existing Submanagement Agreement

The terms and conditions of the New Submanagement Agreement, and their differences from the terms of the Existing Submanagement Agreement, are discussed below. Please refer to Exhibit D attached to this proxy statement for the complete New Submanagement Agreement. The description of the New Submanagement Agreement in this proxy statement is qualified in its entirety by the provisions of the New Submanagement Agreement attached as Exhibit D.

Under the New Submanagement Agreement, as under the Existing Submanagement Agreement, the submanager will furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of the Master Fund shall be held uninvested, subject always to the provisions of the 1940 Act and to the investment objectives, policies, procedures, and restrictions imposed by the Master Fund’s then current Registration Statement under the 1940 Act and the Declaration of Trust and By-Laws of the Domini Social Trust. Wellington Management shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities.

Like the Existing Submanagement Agreement, the New Submanagement Agreement provides that the submanager will not be liable for any error of judgment or mistake of law, for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the Master Fund, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations under the New Submanagement Agreement.

If the New Management Agreement is approved as described under Proposal 2 and the New Submanagement Agreement is approved by the vote of the holders of a “majority of the outstanding voting securities” (as defined under the heading “Vote Required” below) of the Master Fund, the New Submanagement Agreement will become effective on November 30, 2006 and continue in effect until November 30, 2008, and thereafter will continue in effect if such continuance is specifically approved at least annually by the Board of Trustees or by a majority of the outstanding voting securities of the Master Fund at a meeting called for the purpose of voting on the New Submanagement Agreement (with the vote of each investor in the Master Fund being in proportion to the amount of its investment), and, in either case, by a majority of the Trustees who are not parties to the New Submanagement Agreement or interested persons of any such party at a meeting called for the purpose of voting on the New Submanagement Agreement.

The New Submanagement Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees, by the vote of a “majority of the outstanding voting securities” of the Master Fund, including the Fund, or by Domini, in each case on not more than 60 days’ nor less than 30 days’ written notice to the other party. The New Submanagement Agreement may also be terminated by Wellington Management on 90 days’ advance written notice to Domini and the Trustees. The New Submanagement Agreement will also terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

The New Submanagement Agreement contains certain additional provisions not contained in the Existing Submanagement Agreement. The New Submanagement Agreement clarifies certain responsibilities of Domini and Wellington Management, including: (i) Domini shall assume responsibility for voting proxies of securities held by the Master Fund; (ii) Domini shall screen the securities submitted to it by Wellington Management according to the social and environmental criteria developed for the Master Fund, and notify Wellington Management of the results of each screening; and (iii) Wellington Management shall not purchase any securities for the Master Fund that do not meet the social and environmental criteria applied by the Manager. The New Submanagement Agreement also clarifies that Wellington Management will not be responsible for filing class action proofs of claim on behalf of the Master Fund.

The New Submanagement Agreement provides that Wellington Management may give advice or exercise investment responsibility with respect to other accounts which may differ from advice given or the timing or nature of action taken with respect to the Master Fund, provided that Wellington Management acts in good faith and provided that it is Wellington Management’s policy to allocate investment opportunities to the Master Fund over a period of time on a fair and equitable basis relative to such other accounts. In addition, under the New Submanagement Agreement, Wellington Management is authorized to engage its affiliates to provide Wellington Management with investment management or advisory and related services with respect to performance by Wellington Management of its obligations under the New Submanagement Agreement. Wellington Management will remain liable for the acts and omissions of any such affiliates.

Submanagement Fees

Under the Existing Submanagement Agreement, Domini (not the Master Fund) pays SSgA for its services a fee computed and paid monthly at an annual rate equal to 0.02% of the first $1 billion of net assets managed, 0.01% of the next $1 billion of net assets managed, and 0.0075% of net assets managed in excess of $2 billion of the Master Fund’s average daily net assets, but in no event shall the fees paid by Domini to SSgA be less than $300,000 per year.

If the investors of the Master Fund approve the New Submanagement Agreement and the New Management Agreement is also approved, Domini will pay to Wellington Management an annual submanagement fee based on the following schedule:

0.30% of the first $250 million of net assets managed
0.25% of the next $750 million of net assets managed
0.225% of net assets managed in excess of $1 billion

The following table demonstrates (1) the actual submanagement fees paid by Domini to SSgA for the fiscal year ended July 31, 2005; (2) the amount Domini would have paid to Wellington Management if the proposed submanagement fees under the New Submanagement Agreement had been in effect for that year; and (3) the difference between these amounts stated as a percentage:

(1)	(2)	(3)
Submanagement Fees Paid to SSgA For the Year Ended July 31, 2005	Proposed Submanagement Fees Paid For the Year Ended July 31, 2005	Percentage Increase
$300,000	$3,900,000	1200%

Domini, not the Funds, will pay submanagement fees to Wellington Management as the submanager of the Master Fund. Because the fees payable under the New Submanagement Agreement are significantly higher than the fees that are payable under the Existing Submanagement Agreement, Domini has determined it is necessary to increase its management fee charged to the Master Fund. Shareholders are being asked to approve the New Management Agreement in Proposal 2, above, in order to approve this proposed increase in the management fee.

If the New Submanagement Agreement and the New Management Agreement are approved, Domini will contractually agree to waive fees and/or reimburse expenses, including its management fee until at least November 30, 2007 (subject to annual renewal) so that the Fund’s expenses, net of waivers and reimbursements, will not exceed, on a per annum basis, 0.65% of its average daily net assets, absent an earlier modification by the Board of Trustees.

Factors Considered by the Board of Trustees

At a meeting held on April 28, 2006, the Board of Trustees considered the approval of the New Submanagement Agreement. In connection with their consideration of the New Submanagement Agreement, the Independent Trustees submitted to Wellington Management a written request for information in advance of the meeting. The Trustees received, reviewed and considered, among other things, reports from and presentations by Wellington Management that described, (a) the nature, extent and quality of the services proposed to be provided by Wellington Management to the Master Fund, (b)

the fees and other amounts proposed to be paid to Wellington Management under the New Submanagement Agreement, including information as to the fees charged and services provided to other Wellington Management subadvisory clients, (c) certain information regarding Wellington Management’s ownership structure, clients, and investment process, (d) certain information regarding Wellington Management’s performance in managing similar accounts, (e) certain information about Wellington Management’s compliance program and procedures and any regulatory issues, (f) brokerage practices, including soft dollar practices, and (g) Wellington Management’s code of ethics.

The Trustees, including all of the Independent Trustees, concluded that Wellington Management had the capabilities, resources, and personnel necessary to submanage the Master Fund. The Board further concluded that, based on the services to be provided by Wellington Management to the Master Fund pursuant to the New Submanagement Agreement, the fees paid by similar funds and taking into account the agreed-upon fee waivers and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment, the compensation proposed to be paid to Wellington Management under the New Submanagement Agreement was fair and reasonable.

In reaching their determination to approve the New Submanagement Agreement, the Trustees considered a variety of factors they believed relevant and balanced a number of considerations. In their deliberations, the Trustees did not identify any particular information or factor that was all-important or controlling. The primary factors and the conclusions are described below.

Nature, Quality, and Extent of Services Provided

The Trustees noted that pursuant to the proposed New Management Agreement between the Master Fund and Domini, Domini, subject to the direction of the Board, will continue to be responsible for providing advice and guidance with respect to the Master Fund and for managing the investment of the assets of the Master Fund, which it proposed to do by engaging with, and overseeing the activities of, Wellington Management. It was noted that Domini will apply its social standards to a universe of securities provided by Wellington Management and that Wellington Management will provide the day-to-day portfolio management of the Master Fund, including making purchases and sales of securities consistent with the Master Fund’s investment objective and policies and Domini’s social and environmental standards.

The Trustees considered the scope of the services to be provided by Wellington Management under the New Submanagement Agreement and the quality of services provided by Wellington Management to its existing clients, including the Master European Fund. The Trustees also reviewed the results of interviews with several of Wellington Management’s current clients, all of which were positive.

The Trustees then considered the professional experience, tenure, and qualifications of the portfolio management team proposed for the Master Fund and the other senior personnel at Wellington Management. The Trustees noted that the senior portfolio manager who would be responsible for the management of the Master Fund had over 9 years of experience in the investment management field, and that there was an experienced team of investment management professionals supporting the senior portfolio manager with an average of 15 years of experience. They also reviewed Wellington Management’s compliance policies and procedures and compliance record.

The terms of the New Submanagement Agreement were also reviewed by the Trustees. The Trustees considered the differences between the Existing Submanagement Agreement and the New Submanagement Agreement and concluded that such changes were fair and reasonable.

The Trustees concluded that they were satisfied with the nature, quality and extent of services to be provided by Wellington Management to the Master Fund under the New Submanagement Agreement.

Performance Information

The Trustees reviewed information provided to them by Wellington Management regarding the performance of Wellington Management’s core U.S. intersection total composite and model performance for the “core U.S. quantitative equity” strategy that was proposed for the Master Fund. In particular, the Trustees reviewed the annualized total returns of the core U.S. intersection total composite for the 1, 3, 5 and 10 years ending December 31, 2005 and noted that those returns compared favorably to the returns of the S&P 500 Index, the benchmark for the Master Fund, for the same periods.

The Trustees also considered that the model investment performance of Wellington Management’s core U.S. quantitative equity strategy, which Wellington Management proposed to adapt for the Master Fund, was consistent and reasonable in relation to the historic performance of the Master Fund’s benchmark, the S&P 500 Index. The Trustees did, however, note the differences between the proposed investment objectives and strategies of the Master Fund and the core U.S. quantitative equity strategy. In particular, the Board noted that the model performance data provided by Wellington Management did not factor in the application of Domini’s social and environmental screening process. The Trustees discussed the application of these screens with both Domini and Wellington Management and considered how the application of the screens would impact the performance of the Master Fund. The Board noted that the proposed strategy for the Master Fund is similar to the strategy currently used by Domini and Wellington Management for the Domini European Social Equity Fund and reviewed the performance of that fund as compared to its benchmark, considering in particular the impact of the social and environmental screens on performance. The Trustees considered the performance of both the composite and the model to be acceptable when compared to the benchmark of the Master Fund.

Fees and Other Expenses

The Trustees then considered the submanagement fees to be paid by Domini to Wellington Management. The Trustees compared the investment submanagement fees proposed by Wellington Management with the fees charged by the current submanager of the Master Fund. They noted that the fees proposed by Wellington Management were higher than the fees currently being paid to the submanager of the Master Fund and considered to what extent the increase in fees could be attributed to the fact that Wellington Management would be using an active, rather than a passive, investment strategy. The Trustees also reviewed the submanagement fees that Wellington Management charges its other mutual fund clients, and noted that the submanagement fees Wellington Management receives with respect to its other mutual fund clients are within the general range of the submanagement fee it would receive with respect to the Master Fund. The Trustees noted that Domini (and not the Master Fund) will pay Wellington Management from its management fee and that they had reviewed the management fee and comparative fee information in connection with their consideration of the New Management Agreement.

The Trustees determined, based on the nature and quality of the services to be provided by Wellington Management, and in light of the preceding factors, that the fees proposed by Wellington Management were reasonable. The Trustees noted that they would consider the profits realized by Wellington Management in providing services to the Master Fund when they considered whether to approve the continuance of the New Submanagement Agreement.

Other Benefits

The Trustees considered the other benefits that Wellington Management and its affiliates could be expected to receive from their relationship with the Master Fund. They noted in particular that none of Wellington Management or any of its affiliates would be providing any other services to the Master Fund. The Trustees also considered the brokerage practices of Wellington Management. In addition, the Trustees considered the intangible benefits that may accrue to Wellington Management and its affiliates by virtue of their relationship with the Master Fund.

The Trustees concluded that the benefits expected to be received by Wellington Management and its affiliates were reasonable in the context of the relationship between Wellington Management and the Master Fund and supported the approval of the New Submanagement Agreement.

Economies of Scale

The Trustees also considered whether economies of scale would be realized by Wellington Management as the Master Fund got larger and the extent to which economies of scale were reflected in the proposed fee schedule under the New Submanagement Agreement. The Trustees noted that the breakpoints in fees that were proposed in the New Submanagement Agreement and concluded that the fee schedule as proposed would allow shareholders to share in the economies of scale as the assets in the Master Fund grew and supported the approval of the New Submanagement Agreement.

Conclusion

Based upon its review, the Board of Trustees concluded the following:

•	The terms of the New Submanagement Agreement are reasonable, fair, and in the best interests of the Master Fund and its investors, including the Fund.

•	The fees provided in the New Submanagement Agreement are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality.

Accordingly, the Board of Trustees unanimously approved the New Submanagement Agreement and voted to recommend that shareholders vote in favor of the New Submanagement Agreement at the meeting. If the New Submanagement Agreement is approved by the investors in the Master Fund and the New Management Agreement is approved as provided in Proposal 2, the New Submanagement Agreement will go into effect on November 30, 2006.

Vote Required

Approval of the New Submanagement Agreement will require the approval of “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Master Fund, which means the affirmative vote by the lesser of (a) 67% or more of the shares of the Master Fund present at the meeting, if more than 50% of the outstanding shares of the Master Fund are represented at that meeting in person or by proxy or (b) more than 50% of the outstanding shares of the Master Fund.

The New Submanagement Agreement will not go into effect unless the New Management Agreement is also approved by the investors in the Master Fund. In the event that the New Submanagement Agreement and the New Management Agreement do not receive the requisite approvals, Domini will either continue its relationship with SSgA, negotiate a new submanagement agreement with a different investment advisory organization, or make other appropriate arrangements, in either event subject to approval in accordance with the 1940 Act.

The Board of Trustees unanimously recommends that you vote FOR the approval of the New Submanagement Agreement.

Proposal 4.	To authorize the Trustees to select and change submanagers and enter into submanagement agreements without obtaining the approval of the shareholders.

Proposal 4 is intended to facilitate the efficient supervision and management of the Fund and the Master Fund by Domini and the Trustees, and to give Domini and the Trustees flexibility in managing the Fund and the Master Fund in the future. Domini continuously monitors the performance of submanagers, and may, from time to time (but it is not anticipated frequently), recommend that the Board of Trustees replace the submanager or appoint an additional submanager. This depends on Domini’s assessment of what combination of submanagers it believes will optimize the chances of the Fund and the Master Fund in achieving its investment objective.

The 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to mutual funds be approved by shareholders. This requirement applies also to the appointment of a new or replacement submanager. The SEC has previously granted exemptions from these shareholder vote requirements provided that certain conditions are satisfied. If the Fund and the Master Fund were to obtain similar exemptive relief and this proposed Proposal 4 is approved, the Board of Trustees would be able, without further shareholder approval, to appoint or replace the submanager of each of the Fund and the Master Fund. The Trustees would not, however, be able to replace Domini as investment manager without complying with the 1940 Act and applicable regulations governing shareholder approval of advisory contracts. Neither the Fund nor the Master Fund have yet applied for this exemptive relief, and there is no assurance that the Fund or the Master Fund would receive such relief.

Shareholder meetings entail substantial costs which could diminish the benefits of the current submanagement arrangements. These costs must be weighed against the benefits of shareholder scrutiny of proposed contracts with additional or replacement subadvisers. Even in the absence of shareholder approval, however, any proposal to add or replace submanagers would receive careful review.

First, Domini would assess the Fund or Master Fund’s needs and, if it believed additional or replacement submanagers could benefit the Fund or the Master Fund, as applicable, would search for available submanagers. Second, as in the process discussed in Proposal 3, any recommendations made by Domini would have to be approved by a majority of the Trustees, including a majority of the Independent Trustees. In selecting any new or replacement submanagers, the Trustees are required to determine that: (i) an investment management agreement with the submanager is reasonable, fair and in the best interests of the Fund and its shareholders or the Master Fund and its investors, as applicable, and (ii) the fees provided in the agreement are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. Finally, any further appointments of additional or replacement submanagers would have to comply with any conditions contained in the SEC exemptive order, if such order is granted.

The Trustees believe that the proposed authority to select and change submanagers and enter into submanagement agreements without obtaining the approval of shareholders is in the best interests of the shareholders of the Fund and the investors in the Master Fund.

Vote Required

Approval of the proposed authority to select and change submanagers and enter into submanagement agreements without obtaining the approval of shareholders of the Fund will require the approval of “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund.

This means the affirmative vote by the lesser of (a) 67% or more of the shares of the Fund present at the meeting, if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

By voting in favor of this Proposal 4, Fund shareholders will be authorizing the Fund to vote at the meeting of the Master Fund’s investors in favor of authorizing the Master Fund’s Trustees to select and change submanagers and enter into submanagement agreements without the approval of investors in the Master Fund. For the Master Fund, approval of the proposed authority to select and change submanagers and enter into submanagement agreements without obtaining the approval of the investors in the Master Fund will require the approval of “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Master Fund. This means the affirmative vote by the lesser of (a) 67% or more of the interests of the Master Fund present at the meeting, if more than 50% of the outstanding interests of the Master Fund are represented at the meeting in person or by proxy, or (b) more than 50% of the outstanding interests of the Master Fund.

The Board of Trustees recommends that you vote FOR authorizing the Trustees to select and change submanagers and enter into submanagement agreements without obtaining the approval of shareholders.

***

Management knows of no other business to be presented at the meeting. If any additional matters should be properly presented at the meeting or any adjournment or postponement thereof, it is intended that the enclosed proxy (if not limited to the contrary) will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

PART 3.  INFORMATION REGARDING VOTING AND THE SPECIAL MEETING.

Voting Process

You can vote in any one of the following ways:

1	Mail: Complete, sign and mail your proxy card using the enclosed postage-paid envelope.
2	Phone: Call the toll-free number printed on your proxy card and follow the instructions
3	Online: Visit www.proxyvote.com and follow the instructions
4	In person at the meeting

Whichever method you choose to vote, please carefully read this proxy statement, which describes in detail the proposals upon which you are asked to vote.

If you return your proxy and fail to provide instructions as to how to vote your shares with respect to any proposal, your shares will be voted FOR that proposal.

Record Date

The close of business on June 1, 2006, has been fixed as the Record Date for the determination of shareholders entitled to notice of and to vote at the meeting.

Quorum

Holders of a majority of the shares of the Fund outstanding on the Record Date constitute a quorum and must be present in person or represented by proxy at the meeting for purposes of voting on the Proposals. Your shares will be represented by proxy at the meeting if you vote by mail, by telephone, on the Internet, or in person.

If you vote, regardless of how you vote (“For,” “Against,” or “Abstain”), your shares will be counted for purposes of determining the presence of a quorum. In addition, broker “non-votes” (that is shares held by brokers or nominees as to which (a) instructions have not been received from the beneficial owner or other persons entitled to vote and (b) the broker or nominee does not have discretionary power to vote on a particular matter) will be counted for purposes of determining the presence of a quorum.

If you mark “Abstain” on your proxy card with respect to any proposal on which you are entitled to vote, your vote will have the effect of a “no” vote for purposes of obtaining the requisite approval of Proposals 2, 3 and 4, as applicable. Broker “non-votes” will also have the effect of a “no” vote for purposes of obtaining the requisite approval of Proposals 2, 3 and 4, as applicable. Abstentions and broker “non-votes” will have no effect on the outcome of the voting for Proposal 1 (the election of Trustees).

Revoking Your Proxy

You may revoke your proxy at any time prior to the meeting (or any adjournment or postponement thereof) by putting your revocation in writing, signing it, and either delivering it to the meeting or sending it to Carole M. Laible, Treasurer of the Domini Funds, 536 Broadway, 7th Floor, New York, New York 10012. You may also revoke your proxy by voting in person at the meeting.

Adjournments and Postponements

If sufficient votes in favor of any proposal are not received, the persons named as proxies may propose one or more adjournments or postponements of the meeting to permit further solicitation of proxies with respect to that proposal. An adjournment or postponement of the meeting will suspend the meeting to another time. Any adjournment will require the affirmative vote of a majority of those shares voted at the meeting. If you voted in favor of a proposal or failed to provide instructions as to how to vote your shares with respect to a proposal, the persons named as proxies will vote your shares in favor of the adjournment of the meeting with respect to that proposal. If you voted against or abstained from voting on a proposal, the persons named as proxies will vote your shares against any such adjournment. Any proposals for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit the additional solicitation of proxies with respect to any other proposals.

Master/Feeder Voting Process

The Fund invests substantially all of its assets in the Master Fund. Investors in the Master Fund will be asked to vote on the matters described under Proposals 1, 2, 3 and 4 at a meeting of the Master Fund’s investors. The Fund, as an investor in the Master Fund, will vote its interest in the Master Fund at that meeting. The Fund will cast all of its votes with respect to each of Proposals 1, 2, 3 and 4 in the same proportion as the votes of the Fund’s shareholders cast at the meeting on that Proposal. If you vote in favor of Proposals 1, 2, 3 and 4, you will be authorizing the Fund to vote in favor of that Proposal at the meeting of the Master Fund’s investors. The Fund will cast its votes for which it receives no instructions in the same proportion as the votes for which it does, in fact, receive instructions.

Proxy Solicitation Costs

The cost of soliciting proxies, including the fees of a proxy soliciting agent, which are expected to be approximately $250,000, will be borne by the Domini Funds. In addition to solicitation by mail, proxies may be solicited by the Board of Trustees, officers, and regular employees and agents of the Fund without compensation. The Fund may reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute the proxies. By voting as soon as you receive your proxy materials, you will help reduce the cost of additional solicitations.

PART 4.	INFORMATION REGARDING THE FUND.

Outstanding Shares; Interests of Certain Persons

As of June 1, 2006, shares outstanding were as follows:

Name of Fund	Total Number of Shares Outstanding
Domini Institutional Social Equity Fund

As of June 1, 2006, to the best knowledge of the Fund, the following persons owned of record 5% or more of the outstanding shares of the Fund:

Name of Fund	Number of Shares	Percent of Shares
Domini Institutional Social Equity Fund

Independent Registered Public Accounting Firm

The Board has selected KPMG LLP (“KPMG”) to serve as the independent public accountant for the Fund. Representatives of KPMG are not expected to be present at the Special Meeting, but will have the opportunity to make a statement if they wish, and will be available by telephone to respond to appropriate questions.

Accounting Fees and Services

The information under each of the subheadings below show the aggregate fees KPMG billed to the Fund for its professional services rendered for the Fund’s most recently completed fiscal years.

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG for the audit of the Fund’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for those fiscal years are set forth below:

Fund	2005	2004
Domini Institutional Social Equity Fund	$12,750	$12,000

Audit-Related Fees. There were no fees billed for the Fund’s two most recently completed fiscal years for assurance and related services by the principal accountant that were reasonably related to the performance of the audit or review of the registrant’s financial statements and are not reported under the Audit Fees caption above.

There were no audit-related fees billed by KPMG for the Fund’s two most recently completed fiscal years, that were required to be approved by the registrant’s Audit Committee for services rendered on behalf of Domini and entities controlling, controlled by, or under common control with Domini (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the registrant (“Service Providers”).

Tax Fees. The aggregate fees billed by KPMG in each of the last two fiscal years for professional services rendered for tax compliance, tax advice and tax planning are set forth below.

Fund	2005	2004
Domini Institutional Social Equity Fund	$5,000	$4,750

There were no tax fees billed by KPMG for the Fund’s two most recently completed fiscal years, that were required to be approved by the registrant’s Audit Committee for services rendered on behalf of the registrant’s Service Providers.

All Other Fees. There were no other fees billed by KPMG for the Fund’s two most recently completed fiscal years for non-audit services provided by KPMG, other than the services reported under the Audit Fees, Audit-Related Fees, or Tax Fees captions above.

There were no other fees billed by KPMG for the Fund’s two most recently completed fiscal years that were required to be approved by the registrant’s Audit Committee for other non-audit services rendered on behalf of the registrant’s Service Providers.

Aggregate Non-Audit Fees. The aggregate non-audit fees billed by KPMG for services rendered to the Fund were the tax compliance, tax advice and tax planning fees listed in the Tax Fees caption above and are set forth below. No non-audit fees were billed by KPMG for services rendered to the Fund’s Service Providers for the last two fiscal years of the Fund.

For the fiscal year ended July 31, 2005:	$5,000
For the fiscal year ended July 31, 2004:	$4,750

Audit Committee Pre-Approval Policies and Procedures

Audit Committee Pre-Approval Policies and Procedures

The Charter of the Audit Committee of the Board requires that the Committee pre-approve all audit and non-audit services provided by KPMG relating to the operations or financial reporting of the registrant and all non-audit services provided by KPMG to the registrant’s Service Providers if the engagement relates directly to the operations and financial reporting of the registrant. Prior to the commencement of any audit or non-audit services, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

There were no services described above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. None of the hours expended on the principal accountant’s engagement to audit the Fund’s financial statements for the fiscal year ended July 31, 2005 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

Additional Information

The Fund is a series of the Domini Institutional Trust, a diversified, open-end registered investment company organized as a Massachusetts business trust under a Second Amended and Restated Declaration of Trust dated as of May 15, 2001. The mailing address of the Fund is 536 Broadway, 7th Floor, New York, New York 10012.

The Fund’s distributor is DSIL Investment Services LLC, 536 Broadway, 7th Floor, New York, New York 10012. PFPC Inc. acts as transfer agent and dividend disbursing agent for the Fund. The principal business address of PFPC Inc. is 4400 Computer Drive, Westborough, Massachusetts 01581. Investors Bank & Trust Company (“IBT”) acts as the custodian for the Fund. IBT’s principal business address is 200 Clarendon Street, Boston, Massachusetts 02116.

Shareholders Sharing the Same Address

To keep the Fund’s costs as low as possible, and to conserve paper usage, we attempt to eliminate duplicate mailings to the same address where practical. When two or more Fund shareholders have the same last name and address, only one proxy statement is being sent to that address unless a Fund has received contrary instructions from one or more of those shareholders. If your household is receiving separate mailings that you feel are unnecessary, or if you want us to send separate mailings in the future, please send a written request to the Fund at the mailing address provided above or call Domini Funds at 1-800-582-6757. If you want to receive a separate copy of this proxy statement, one will be delivered to you promptly upon such written or oral request.

Submission of Certain Proposals

The Domini Institutional Trust is a Massachusetts business trust and as such is not required to hold annual meetings of shareholders, although special meetings may be called for the Fund, for purposes such as electing Trustees or removing Trustees, changing fundamental policies, or approving an advisory contract. Shareholder proposals to be presented at any subsequent meeting of shareholders must be received by the Trust at the Trust’s office within a reasonable time before the proxy solicitation is made.

By Order of the Board of Trustees,

Carole M. Laible, Treasurer

June 15, 2006

Exhibit A

NOMINATING COMMITTEE CHARTER

Adopted as of April 30, 2004

The Board of Trustees (the “Board”) of each of the Domini Social Index Portfolio, the Domini Social Investment Trust and the Domini Institutional Trust (each, a “Trust”) has adopted this Charter to govern the activities of the Nominating Committee (the “Committee”) of the Board.

Statement of Purpose and Responsibility

The selection and nomination of the independent Trustees is committed to the discretion of the then independent Trustees of the Trust. The primary purpose and responsibility of the Committee is the screening and nomination of candidates for election to the Board as independent trustees.

Organization and Governance

The Committee shall be comprised of as many Trustees as the Board shall determine, but in any event not fewer than two (2) Trustees. The Committee must consist entirely of Board members who are not “interested persons” of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. The Board may remove or replace any member of the Committee at any time in its sole discretion.

One or more members of the Committee may be designated by the Board as the Committee’s chairman or co-chairman, as the case may be.

The Committee will not have regularly scheduled meetings. Committee meetings shall be held as and when the Committee or the Board determines necessary or appropriate in accordance with the Trust’s Bylaws.

Qualifications for Trustee Nominees

The Committee requires that Trustee candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) ability, judgment and expertise and (v) overall diversity of the Board’s composition.

Identification of Nominees

In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Trust’s current Trustees; (ii) the Trust’s officers; (iii) the Trust’s investment adviser or subadvisers; (iv) shareholders of any series of the Trust (see below); and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the Trust’s expense to identify potential candidates.

Consideration of Candidates Recommended By Shareholders

The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to submit properly a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix A will not be considered by the Committee).

Appendix A

Procedures for Shareholders to Submit Nominee Candidates

As of April 30, 2004

A shareholder of a series of the Trust must follow the following procedures in order to submit properly a nominee recommendation for the Committee’s consideration.

1.

The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Secretary, at the address of the principal executive offices of the Trust. Once each quarter, if any Shareholder Recommendations have been received by the Secretary during the quarter, the Secretary will inform the Committee of the new Shareholder Recommendations. Because the Trust does not hold annual or other regular meetings of shareholders for the purpose of electing Trustees, the Committee will accept Shareholder Recommendations on a continuous basis.

2.

Each time that the Committee convenes to consider candidates to fill Board vacancies or newly created Board positions (a “Trustee Consideration Meeting”), the Committee will consider each Shareholder Recommendation then held by the Secretary.

3.

The Committee may, in its discretion and at any time, convene to conduct an evaluation of validly submitted Shareholder Recommendations (each such meeting, an “Interim Evaluation”) for the purpose of determining which Shareholder Recommendations will be considered at the next Trustee Consideration Meeting.

4.	The Shareholder Recommendation must include:

(i)            a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the number of shares of each series (and class) of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K (generally information regarding family relationships, business experience and involvement in certain legal proceedings) or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with the election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an "interested person," information regarding the candidate that will be sufficient for the Trust to make such determination;

(ii)          the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected;

(iii)	the recommending shareholder’s name as it appears on the Trust’s books;

(iv)         the number of shares of each series (and class) of the Trust owned beneficially and of record by the recommending shareholder; and

(v)           a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder.

In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law.

5.

Each Shareholder Recommendation properly submitted to the Trust will be held by the Secretary until such time as the Committee instructs the Secretary that the Committee has considered the candidate who is the subject of such Shareholder Recommendation at a Trustee Consideration Meeting or an Interim Evaluation and has decided not to nominate such candidate. All such Shareholder Recommendations shall then be filed with the records of the Trust.

Exhibit B

MANAGEMENT AGREEMENT

DOMINI SOCIAL TRUST

MANAGEMENT AGREEMENT, dated as of __________, 2006, by and between Domini Social Trust, a New York trust (the “Trust”), and Domini Social Investments LLC (“DSI” or the “Adviser”).

WITNESSETH:

WHEREAS, the Trust engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”), and

WHEREAS, the Trust wishes to engage DSI to provide certain investment advisory and administrative services for the Domini Social Equity Trust and such additional series of the Trust as may be designated from time to time on Exhibit A attached hereto (the “Portfolios”), and DSI is willing to provide such investment advisory and administrative services for the Portfolios on the terms and conditions hereinafter set forth; and

WHEREAS, this Agreement replaces with respect to the Domini Social Equity Trust (formerly known as the Domini Social Index Trust) the Amended and Restated Management Agreement by and between the Trust and DSI dated as of October 22, 1997, and amended and restated as of August 1, 2005 (as the same may be further amended from time to time) (the “Other Agreement”); and

WHEREAS, the Other Agreement remains in full force and effect with respect to the Domini European Social Equity Trust.

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

1. DUTIES OF DSI.

(A)        DSI shall act as the Adviser for each Portfolio and as such shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of each Portfolio shall be held uninvested, subject always to the restrictions of the Trust’s Declaration of Trust, dated June 7, 1989, and By-Laws, as each may be amended and restated from time to time (respectively, the “Declaration” and the “By-Laws”), the provisions of the 1940 Act, and the then-current registration statement of the Trust with respect to each Portfolio. The Adviser shall also make recommendations as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to each Portfolio’s portfolio securities shall be exercised. Should the Board of Trustees of the Trust at any time, however, make any definite determination as to investment policy applicable to a Portfolio and notify the Adviser thereof in writing, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Adviser shall take, on behalf of each Portfolio, all actions which it deems necessary to implement the investment policies determined as provided above and, in particular, to place all orders for the purchase or sale of securities for the Portfolio’s account with the brokers or dealers selected by it, and to that end the Adviser is authorized as the agent of the Portfolio to give instructions to the custodian or any subcustodian of the Portfolio as to deliveries of securities and payments of cash for the account of the Portfolio. In connection with the selection of such brokers or dealers and the placing of such orders, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolios and/or the other accounts over which the Adviser, any subadviser, submanager or respective “affiliated person” thereof exercises investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and any “affiliated person” of the Adviser have with respect to accounts over which they exercise investment discretion. In making purchases or sales of securities or other property for the account of a Portfolio, the Adviser may deal with itself or with the Trustees of the Trust or the Trust’s underwriter or distributor to the extent such actions are permitted by the 1940 Act. In providing the services and assuming the obligations set forth herein, the Adviser may subject to the requirements of the 1940 Act employ at its own expense, or may request that the Trust employ at each Portfolio’s expense, one or more subadvisers or submanagers; provided that in each case the Adviser shall supervise the activities of each subadviser. Any agreement between the Adviser and a subadviser shall be subject to the renewal, termination and amendment provisions applicable to this Agreement. Any agreement by the Trust on behalf of a Portfolio and a subadviser may be terminated by the Adviser at any time on not more than 60 days’ nor less than 30 days’ written notice to the Trust and the subadviser.

(B)        Subject to the direction and control of the Board of Trustees of the Portfolio, DSI shall perform such administrative and management services as may from time to time be reasonably requested by the Trust with respect to each Portfolio, which shall include without limitation:

(1)         maintaining office facilities (which may be in the office of DSI or an “affiliated person” of DSI) and furnishing clerical services necessary for maintaining the organization of the Trust and each Portfolio and for performing the administrative and management functions herein set forth;

(2)         arranging, if desired by the Trust, for directors, officers or employees of the Adviser to serve as Trustees, officers or agents of the Trust if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by the law;

(3)         supervising the overall administration of the Trust and each Portfolio, including negotiation of contracts and fees with and the monitoring of performance and billings of the Portfolio’s transfer agent, custodian and other independent contractors or agents;

(4)         overseeing (with advice of the Trust’s counsel), the preparation of and, if applicable, filing all documents required for compliance by the Trust and each Portfolio with applicable laws and regulations, including registration statements, semi-annual and annual reports to investors, proxy statements and tax returns;

(5)         preparing agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and investors;

(6)	arranging for maintenance of books and records of each Portfolio;

(7)         maintaining telephone coverage to respond to investor inquiries regarding matters to which this Agreement pertains to which transfer agents are unable to respond;

(8)         providing reports and assistance regarding each Portfolio’s compliance with securities and tax laws and investment objective and restrictions;

(9)         arranging for dissemination of yield and other performance information to newspapers and tracking services;

(10)       arranging for and preparing annual renewals for fidelity bond and errors and omissions insurance coverage;

(11)       developing a budget for each Portfolio, establishing the rate of expense accruals and arranging for the payment of all fixed and management expenses; and

(12)        answering questions from the general public, the media and investors in each Portfolio regarding (a) the securities holdings of the Portfolio; (b) any limits in which the Portfolio invests; (c) the social investment philosophy of the Portfolio; and (d) the proxy voting philosophy and shareholder activism philosophy of the Portfolio.

Notwithstanding the foregoing, DSI shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of beneficial interests in any Portfolio, nor shall DSI be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any transfer agent, fund accounting agent or custodian of the Trust or any Portfolio. In providing administrative and management services as set forth herein, DSI may, at its own expense, employ one or more subadministrators; provided that DSI shall remain fully responsible for the performance of all administrative and management duties set forth herein and shall supervise the activities of each subadministrator.

2. ALLOCATION OF CHARGES AND EXPENSES.

DSI shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 1 above. Except as provided in the foregoing sentence, it is understood that the Trust will pay from the assets of each Portfolio all of its own expenses allocable to that Portfolio including, without limitation, organization costs of the Portfolio; compensation of Trustees who are not “interested persons” of the Trust; governmental fees, including but not limited to Securities and Exchange Commission fees and state “blue sky” fees, if any; interest; loan commitment fees; taxes; brokerage fees and commissions; membership dues in industry and professional associations; fees and expenses of auditors and accountants, legal counsel and any transfer agent, distributor, shareholder servicing agent, recordkeeper, registrar or dividend disbursing agent of the Trust or the Portfolio; expenses relating to the issuance and redemption of beneficial interests in the Portfolio and servicing investor accounts; expenses of preparing, typesetting, printing and mailing: registration statements for regulatory purposes and for distribution to current investors, investor reports, notices, proxy statements and reports to governmental officers and commissions and to investors in the Portfolio; expenses connected with the execution, recording and settlement of security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of the Portfolio (including but not limited to the fees of independent pricing services); expenses connected with maintaining the Trust’s existence as a New York trust; expenses of meetings of the Portfolio’s investors; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust on behalf of the Portfolio may be party and the legal obligation which the Trust may have to indemnify its Trustees and officers with respect thereto.

3. COMPENSATION OF DSI.

For the services to be rendered and facilities provided by DSI hereunder, the Trust will pay DSI from the assets of each Portfolio a management fee accrued daily and payable monthly at an annual rate equal to the rate set forth opposite the Portfolio’s name on Annex A attached hereto of the Portfolio’s average daily net assets for the Portfolio’s then current fiscal year. The Adviser shall pay any applicable fees to the subadviser(s) on a Portfolio’s behalf. If DSI provides services hereunder for less than the whole of any period specified in this Section 3, the compensation to DSI shall be accordingly adjusted and prorated.

4. COVENANTS OF DSI.

DSI agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust’s principal underwriter or distributor, if any, as principals in making purchases or sales of securities or other property for the account of a Portfolio, except as permitted by the 1940 Act, will not take a long or short position in beneficial interests of a Portfolio, except as permitted by the Declaration, and will comply with all other provisions of the Declaration and By-Laws and the then-current registration statement applicable to each Portfolio relative to DSI and its directors and officers.

5. LIMITATION OF LIABILITY OF DSI.

DSI shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for a Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Section 5, the term “DSI” shall include directors, officers and employees of DSI as well as DSI itself.

6. ACTIVITIES OF DSI.

The services of DSI to the Portfolios are not to be deemed to be exclusive, DSI being free to render investment advisory, administrative and/or other services to others. It is understood that Trustees, officers and investors of the Trust are or may be or may become interested in DSI as directors, officers, employees or otherwise and that directors, officers and employees of DSI are or may become similarly interested in the Trust and that DSI may be or may become interested in the Trust as an investor or otherwise.

7. DURATION, TERMINATION AND AMENDMENTS OF THIS AGREEMENT.

This Agreement shall become effective as to a Portfolio as of day and year set forth opposite such Portfolio’s name on Appendix A attached hereto, shall govern the relations between the parties hereto thereafter and shall remain in force for a period of two years from its effectiveness, on which date it will terminate unless its continuance with respect to the Portfolio is “specifically approved at least annually” (a) by the vote of a majority of the Trustees of the Trust who are not “interested persons” of the Trust or of DSI at a meeting specifically called for the purpose of voting on such approval and (b) by the Board of Trustees of the Trust or by “vote of a majority of the outstanding voting securities” of the Portfolio.

This Agreement may be terminated at any time with respect to a Portfolio without the payment of any penalty by the Trustees or by the “vote of a majority of the outstanding voting securities” of the Portfolio, or by DSI, in each case on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall automatically terminate in the event of its “assignment.”

This Agreement may be amended with respect to a Portfolio only if such amendment is approved by the “vote of a majority of the outstanding voting securities” of the Portfolio (except for any such amendment as may be effected in the absence of such approval without violating the 1940 Act).

The terms “specifically approved at least annually,” “vote of a majority of the outstanding voting securities,” “assignment,” “affiliated person” and “interested persons,” when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the Act.

8. GOVERNING LAW.

This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the Commonwealth of Massachusetts.

Each party acknowledges and agrees that all obligations of the Trust under this Agreement are binding only with respect to the applicable Portfolio; that any liability of the Trust under this Agreement, or in connection with the transactions contemplated herein, shall be discharged only out of the assets of that Portfolio and no other Portfolio or series of the Trust shall be liable with respect to this Agreement or in connection with the transactions contemplated herein.

The undersigned officer of the Trust has executed this Agreement not individually, but as an officer under the Declaration and the obligations of this Agreement are not binding upon any of the Trustees, officers or holders of beneficial interests in the Trust individually.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

DOMINI SOCIAL TRUST, on behalf of itself and its series listed on Appendix A attached hereto

By: _____________________________

Title:____________________________

DOMINI SOCIAL INVESTMENTS LLC

By: _____________________________

Title: ___________________________

Exhibit B

Appendix A

Portfolio	Compensation Rate	Effective Date

Domini Social Equity Trust	0.30% of the first $2 billion of net assets managed 0.29% of the next $1 billion of net assets managed 0.28% of net assets managed in excess of $3 billion	_______, 2006

Exhibit C

Information Regarding Other Funds Submanaged by

Wellington Management Company, LLC

with a Similar Investment Objective to the

Domini Social Equity Trust

Wellington Management acts as subadviser to two other US registered investment companies in its Core US Intersection approach.  Those funds range in size from approximately $400 million to approximately $1.5 billion and have effective subadvisory fee rates ranging from 0.174% to 0.226%.  The funds are part of a family of funds for which Wellington Management subadvises in excess of $81 billion.  Wellington Management also acts as subadviser to two other commingled investment vehicles which are not registered investment companies in its Core US Intersection approach.  Those vehicles  range in size from approximately $103 million to approximately $140 million and have effective subadvisory fee rates ranging from 0.409% to 0.520%.

The Core US Intersection approach differs from the Core US Quantitative approach that Wellington Management will use to manage the Domini Social Equity Trust.  The Core US Intersection approach uses both quantitative ranks and fundamental ratings in combination with Wellington Management's quantitative portfolio construction techniques.  The Core US Quantitative approach Wellington Management will use to manage the Domini Social Equity Trust will rely only on the Wellington Management’s quantitative ranking to assess the relative attractiveness of the stocks in the investment universe and Wellington Management will not utilize its fundamental ratings as is the case in the Core US Intersection approach.  In addition, Wellington Management will limit the universe of securities in which the Domini Social Equity Trust may invest based upon social screens implemented by Domini.  The similarities between the approaches include the use of quantitative stock rankings to rank the relative attractiveness of stocks in the investment universe and the use of quantitative portfolio construction techniques to manage overall portfolio risk.

Information contained in this Exhibit C has been provided by Wellington Management.

Exhibit D

SUBMANAGEMENT AGREEMENT

SUBMANAGEMENT AGREEMENT, dated as of                   , 2006 by and between Domini Social Investments LLC, a Massachusetts limited liability company (“Domini” or the “Manager”), and Wellington Management Company, LLP (“Wellington Management” or the “Submanager”).

WITNESSETH:

WHEREAS, the Domini Social Trust (the “Master Trust”) engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (collectively with the rules and regulations promulgated thereunder, the “1940 Act”); and

WHEREAS, Domini has entered into a Management Agreement (the “Management Agreement”) with the Master Trust wherein Domini has agreed to serve as Manager to the series of the Master Trust designated as the Domini Social Equity Trust (the “Master Fund”); and

WHEREAS, Domini desires to retain the Submanager to furnish it with portfolio investment advisory services in connection with Domini’s investment advisory activities on behalf of the Master Fund, and the Submanager is willing to furnish such services to Domini;

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

1.	APPOINTMENT OF WELLINGTON.

In accordance with and subject to the Management Agreement between the Master Trust and the Manager with respect to the Master Fund, the Manager hereby retains Wellington Management to act as the Submanager for the Master Fund for the period and on the terms set forth in this Agreement. The Submanager accepts such appointment and agrees to provide an investment program for the Master Fund in accordance with the terms of this Agreement and applicable law and for the compensation provided by this Agreement.

The Submanager is hereby authorized to engage any of its affiliates to provide the Submanager with investment management or advisory and related services with respect to the Submanager performing its obligations under this Agreement. The Submanager shall remain liable to the Manager for performance of the Submanager’s obligations under this Agreement, and for the acts and omissions of such affiliates and the Manager shall not be responsible for any fees which any affiliate may charge to the Submanager in connection with such services.

2.	DUTIES OF THE SUBMANAGER.

The Submanager is hereby employed and authorized to select portfolio securities for investment by the portion of the assets of the Master Fund as the Manager may designate from time to time (the “Master Fund Account”), to determine to purchase and sell securities of the Master Fund Account, and upon making any purchase or sale decision, to place orders for the execution of such portfolio transactions in accordance with this Agreement. Notwithstanding any provision of this Agreement, the Manager shall retain all rights and ultimate responsibilities to withdraw assets from the Master Fund Account and to supervise and, in its discretion, conduct investment activities relating to the Master Fund.

The Submanager shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of the Master Fund Account shall be held uninvested, subject always to the restrictions of the Master Trust’s Second Amended and Restated Declaration of Trust, dated June 7, 1989, as amended and restated as of May 15, 2001, as amended, and By-laws, as each may be amended from time to time (respectively, the “Declaration” and the “By-Laws”), the provisions of the 1940 Act, and the then-current registration statement of the Master Trust with respect to the Master Fund. The Manager agrees to provide copies of any amendments to the Declaration of Trust, By-Laws or Master Fund’s registration statement to the Submanager. Should the Board of Trustees of the Master Trust or the Manager at any time, however, make any definite determination as to an investment policy applicable to the Master Fund and the Manager notifies the Submanager thereof in writing, the Submanager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked.

The Submanager shall take, on behalf of the Master Fund, all actions which it deems necessary to implement the investment policies determined as provided above and, in particular, to place all orders for the purchase or sale of securities for the Master Fund Account with the brokers or dealers selected by it, and to that end the Submanager is authorized as the agent of the Master Fund to give instructions to the custodian or any subcustodian of the Master Fund as to deliveries of securities and payments of cash for the Master Fund Account. In connection with the selection of such brokers or dealers and the placing of such orders, and subject to the primary objective of obtaining the best available prices and execution, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Master Fund and/or the other accounts over which the Submanager, the Manager or a respective “affiliated person” thereof exercises investment discretion. The Submanager shall not be obligated to solicit competitive bids for each transaction it enters into on behalf of the Master Fund and is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Master Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Submanager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Submanager, the Manager and any “affiliated person” thereof have with respect to accounts over which they exercise investment discretion notwithstanding the fact that the Master Fund may not be the direct or exclusive beneficiary of any such services. In making purchases or sales of securities or other property for the Master Fund Account, the Submanager may deal with itself or with the Trustees of the Master Trust or the Master Fund’s underwriter or distributor to the extent such actions are permitted by the 1940 Act. The Board of Trustees of the Master Trust, in its discretion, may instruct the Submanager to effect all or a portion of its securities transactions with one or more brokers and/or dealers selected by the Board of Trustees if it determines that the use of such brokers and/or dealers is in the best interest of the Master Fund.

The Submanager shall not be responsible for filing class action proofs of claim or the voting of proxies on behalf of the Master Fund.

3.	DUTIES OF THE MANAGER.

The Manager shall, in accordance with the terms of the Management Agreement, assume responsibility for voting the proxies of the securities held by the Master Fund.

The Manager shall screen the securities submitted to it by the Submanager according to the social and environmental criteria developed for the Master Fund by the Manager. The Manager shall notify the Submanager of the results of each screening via email, telecopy or mail to the addresses the Submanager shall furnish in writing to the Manager from time to time. Any such notice shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand, overnight courier, email or telecopy to the person identified above (or to such other person as the Submanager shall have identified to the Manager in writing), at the time of the receipt thereof by such person and (ii) if sent by registered or certified first-class mail, postage prepaid, on the third business day following the mailing thereof.

The Submanager shall not purchase any securities for the Master Fund that do not meet the social and environmental criteria applied by the Manager. If the Manager at any time determines that a security in which the Master Fund is invested does not meet such social and environmental criteria, the Manager shall so notify the Submanager in accordance with the notification procedures outlined above and the Submanager shall, within ninety (90) days of the receipt of such notification, sell such security from the Master Fund Account. The Submanager shall not be responsible for compliance with any notice provided by the Manager under this Section 3 if such notice is not delivered by the Manager in accordance with the provisions of this Section 3.

4.	ALLOCATION OF CHARGES AND EXPENSES.

The Submanager shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 2 above. Except as provided in the foregoing sentence, it is understood that the Master Trust will pay all of its own expenses and the expenses allocated to the Master Fund including, without limitation, organization costs of the Master Fund; compensation of Trustees who are not “interested persons” of the Master Trust; governmental fees; interest charges; loan commitment fees; taxes; membership dues in industry associations allocable to the Master Fund; fees and expenses of independent auditors, legal counsel and any transfer agent, distributor, registrar or dividend disbursing agent of the Master Fund; expenses relating to the issuance and redemption of beneficial interests in the Master Fund and servicing investor accounts; expenses of preparing, typesetting, printing and mailing investor reports, notices, proxy statements and reports to governmental officers and commissions and to investors in the Master Fund; expenses connected with the execution, recording and settlement of security transactions; insurance premiums; fees and expenses of the custodian for all services to the Master Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of the Master Fund (including but not limited to the fees of independent pricing services; expenses of meetings of the Master Fund’s investors; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Master Trust on behalf of the Master Fund may be a party and the legal obligation which the Master Trust may have to indemnify its Trustees and officers with respect thereto.

5.	COMPENSATION OF THE SUBMANAGER.

For the services to be rendered by the Submanager hereunder, the Manager shall pay to the Submanager a fee computed as specified in the Schedule A which is attached hereto and made a part of this Agreement. Such compensation shall be paid to the Submanager at the end of each month, and calculated by applying a daily rate, based on the annual percentage rates as specified in the attached Schedule A, to the assets. The fee calculation shall be based on the Master Fund’s average daily net assets for the month involved. If Wellington serves as Submanager for less than the whole of any period specified in this Section 5, the compensation to Wellington, as Submanager, shall be prorated.

6.	COVENANTS OF THE SUBMANAGER.

The Submanager agrees that it will not deal with itself, or with the Trustees of the Master Trust or the Master Fund’s principal underwriter or distributor, if any, as principals in making purchases or sales of securities or other property, except as permitted by the 1940 Act, and will comply with all provisions of the Declaration and By-Laws and the then-current registration statement of the Master Trust applicable to the Master Fund. The Submanager shall not act as custodian for the Master Fund or take possession of any assets thereof.

7.	LIMITATION OF LIABILITY OF THE SUBMANAGER.

The Submanager shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Master Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Section 7, the term “Submanager” shall include directors, partners, officers and employees of the Submanager as well as the Submanager itself. The Master Trust is expressly made a third party beneficiary of this Agreement and may enforce any obligations of the Submanager under this Agreement and recover directly from the Submanager for any liability the Submanager may have hereunder.

8.	ACTIVITIES OF THE SUBMANAGER.

The services of the Submanager to the Master Fund are not to be deemed to be exclusive, the Submanager and its affiliates being free to render investment advisory, administrative and/or other services to others (“Affiliated Accounts”). The Manager agrees that the Submanager or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from advice given or the timing or nature of action taken with respect to the Master Fund Account, provided that the Submanager acts in good faith, and provided, further, that it is the Submanager’s policy to allocate, within its reasonable discretion and consistent with its fiduciary obligations to the Master Fund and the Affiliated Accounts, investment opportunities to the Master Fund Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Master Fund Account and any specific investment restrictions or other factors applicable thereto. The Manager acknowledges that as permitted by applicable law one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Master Fund Account may have an interest from time to time, whether in transactions which may involve the Master Fund Account or otherwise. The Submanager shall have no obligation to acquire for the Master Fund Account a position in any investment which any Affiliated Account may acquire, and the Manager shall have no first refusal, coinvestment or other rights in respect of any such investment, either for the Master Fund Account or otherwise. It is understood that Trustees and officers of the Master Trust and investors of the Master Fund or the Manager are or may be or may become interested in the Submanager as directors, partners, officers, employees or otherwise and that directors, partners, officers and employees of the Submanager are or may become similarly interested in the Master Trust or the Master Fund or the Manager and that the Submanager may be or may become interested in the Master Trust or the Master Fund as an investor or otherwise.

9.	CONFIDENTIAL RELATIONSHIP.

All information and recommendations furnished by the Submanager shall be regarded as confidential and for use only by the Manager or such persons as the Manager may designate, and only in connection with the management of the Master Fund. The Submanager shall regard as confidential all information furnished to it hereunder concerning the affairs of the Master Fund and the Manager. All confidential information provided by a party hereto shall be used by the other party hereto solely for the purpose of rendering or obtaining services pursuant to this Agreement and, except as may be required in carrying out this Agreement, shall not be disclosed to any third party without the prior written consent of such providing party. The foregoing shall not be applicable to any information that is publicly available when provided or thereafter becomes publicly available other than through a breach of this Agreement, known to the receiving party prior to entering into this Agreement, is received from some other source not a party to this Agreement, or is required to be disclosed by or to any regulatory authority, any auditor of the parties hereto, or by judicial or administrative process or otherwise by applicable law.

10.	RECEIPT OF DISCLOSURE DOCUMENT.

The Manager acknowledges that it has received a copy of the Submanager’s disclosure document under Rule 204-3 of the Investment Advisers Act of 1940 at least 48 hours prior to entering into this Agreement.

11.	REPRESENTATIONS AND WARRANTIES.

Each party represents and warrants that: (a) the person(s) executing this Agreement on behalf of the party has full power and authority to execute this Agreement on behalf of the party and (b) the party’s execution, delivery and performance of this Agreement will be binding upon the party in accordance with the terms hereof, and will not violate any obligations by which the party is bound, whether arising by contract, operation of law or otherwise. The Manager represents, warrants and agrees that it will deliver to the Submanager a true and complete copy of the Master Fund’s current registration statement as effective from time to time and such other documents or instruments governing the investments of the Master Fund Account.

12.	USE OF NAMES.

Neither party shall use the name, trademark or trade name of the other party or any of its affiliates or refer to the existence of this Agreement in any advertising, promotional or other material, whether in written, electronic or other form, distributed to any unaffiliated third party without obtaining specific prior written approval of the non-disclosing party; provided, that such consent shall not be unreasonably withheld or delayed.

13.	DURATION, TERMINATION AND AMENDMENTS OF THIS AGREEMENT.

This Agreement shall become effective as of the date and year first above written, shall govern the relations between the parties hereto thereafter and shall remain in force for two years, on which date it will terminate unless its continuance thereafter is “specifically approved at least annually” (a) by the vote of a majority of the Trustees of the Master Fund who are not “interested persons” of the Master Trust or of Domini or the Submanager at a meeting specifically called for the purpose of voting on such approval and (b) by the Board of Trustees of the Master Trust or by “vote of a majority of the outstanding voting securities” of the Master Fund. However, if the investors of the Master Fund fail to approve the Agreement as provided herein, the Submanager may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act.

This Agreement may be terminated at any time without the payment of any penalty by (i) the Trustees of the Master Trust, (ii) the “vote of a majority of the outstanding voting securities” of the Master Fund or (iii) Domini with the prior consent of the Trustees of the Master Trust, in each case on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement may be terminated at any time without the payment of any penalty by the Submanager on not less than 90 days’ written notice to the Manager and the Trustees of the Master Trust. This Agreement shall automatically terminate in the event of its “assignment.”

This Agreement constitutes the entire agreement between the parties and, except as otherwise permitted by applicable law, may be amended only if such amendment is approved by the parties hereto, the Trustees of the Master Trust and the “vote of a majority of the outstanding voting securities” of the Master Fund.

The Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

The terms “specifically approved at least annually,” “vote of a majority of the outstanding voting securities,” “assignment,” “affiliated person” and “interested persons,” when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act.

14.	GOVERNING LAW.

This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the Commonwealth of Massachusetts; provided, however, that nothing herein will be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940 or any rules or regulations of the Securities and Exchange Commission thereunder.

15.	NOTICES.

Any notice, advice or report to be given pursuant to the Agreement (other than pursuant to Section 3 hereof) shall be deemed to have been duly given or made as of the date delivered or transmitted, and shall be effective upon receipt, if delivered personally, mailed by registered or certified mail (postage prepaid, return receipt requested) to the following addresses, or sent by electronic transmission to the telecopier number specified below:

To the Submanager at:

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109
Attention: Legal Services Department
Telecopier No: 617-790-7760
Email: rtoner@wellington.com

To the Manager at:

Domini Social Investments LLC
536 Broadway, 7th Floor
New York, New York 10012-3915
Attention: President
Telecopier No: 212-217-1101
Email: claible@domini.com

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

WELLINGTON MANAGEMENT

  COMPANY, LLP

By: ________________________________

Title:

DOMINI SOCIAL INVESTMENTS LLC

By: ________________________________

Title:

Acknowledged:

DOMINI SOCIAL TRUST,

on behalf of Domini Social Equity Trust

By: ________________________________

Title:

Exhibit D

Schedule A

Schedule A

Pursuant to Section 5, the Manager shall pay the Submanager compensation at the following annual rates:

0.30% of the first $250 million of net assets managed
0.25% of the next $750 million of net assets managed
0.225% of net assets managed in excess of $1 billion